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                                                                     EXHIBIT 4.4

                   NS GROUP EMPLOYEES RETIREMENT SAVINGS PLAN

                          SEPTEMBER 2, 2003 RESTATEMENT

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                                TABLE OF CONTENTS

                                    PREAMBLE

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                                           ARTICLE I
                                          DEFINITIONS

1.1      Plan Definitions ............................................................          2
1.2      Interpretation...............................................................          8

                                          ARTICLE II
                                            SERVICE

2.1      Special Definitions..........................................................         10
2.2      Crediting of Hours of Service................................................         11
2.3      Hours of Service Equivalencies...............................................         12
2.4      Limitations on Crediting of Hours of Service.................................         12
2.5      Department of Labor Rules....................................................         13
2.6      Crediting of Continuous Service..............................................         13
2.7      Years of Eligibility Service.................................................         13
2.8      Years of Vesting Service.....................................................         14
2.9      Crediting of Hours of Service with Respect to Short Computation Periods......         14
2.10     Crediting of Service on Transfer or Amendment................................         15
2.11     Crediting of Service to Leased Employees.....................................         15

                                          ARTICLE III
                                          ELIGIBILITY

3.1      Eligibility..................................................................         16
3.2      Transfers of Employment......................................................         16
3.3      Reemployment.................................................................         16
3.4      Notification Concerning New Eligible Employees...............................         16
3.5      Effect and Duration..........................................................         17

                                          ARTICLE IV
                                  TAX-DEFERRED CONTRIBUTIONS

4.1      Tax-Deferred Contributions...................................................         18
4.2      Amount of Tax-Deferred Contributions.........................................         18
4.3      Amendments to Reduction Authorization........................................         19
4.4      Suspension of Tax-Deferred Contributions.....................................         19
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4.5      Resumption of Tax-Deferred Contributions.....................................         19
4.6      Delivery of Tax-Deferred Contributions.......................................         19
4.7      Vesting of Tax-Deferred Contributions........................................         19

                                           ARTICLE V
                             AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1      No After-Tax Contributions...................................................         21
5.2      Rollover Contributions.......................................................         21
5.3      Vesting of Rollover Contributions............................................         21

                                           ARTICLE VI
                                     EMPLOYER CONTRIBUTIONS

6.1      Contribution Period..........................................................         22
6.2      Profit-Sharing Contributions.................................................         22
6.3      Newport Steel Corporation Profit-Sharing Contributions.......................         22
6.4      Allocation of Profit-Sharing Contributions...................................         22
6.5      Allocation of Newport Steel Corporation Profit-Sharing Contributions.........         22
6.6      Matching Contributions.......................................................         23
6.7      Verification of Amount of Employer Contributions by the Sponsor..............         24
6.8      Payment of Employer Contributions............................................         24
6.9      Allocation Requirements for Employer Contributions...........................         24
6.10     Fail Safe if Allocation Requirements Cause Plan to Fail Coverage.............         25
6.11     Vesting of Employer Contributions............................................         25
6.12     Election of Former Vesting Schedule..........................................         26
6.13     Forfeitures to Reduce Employer Contributions.................................         26
6.14     Years of Service.............................................................         26

                                          ARTICLE VII
                                 LIMITATIONS ON CONTRIBUTIONS

7.1      Definitions .................................................................         28
7.2      Code Section 402(g) Limit....................................................         32
7.3      Distribution of Excess Deferrals.............................................         33
7.4      Limitation on Tax-Deferred Contributions of Highly Compensated Employees.....         34
7.5      Determination and Allocation of Excess Tax-Deferred Contributions
           Among Highly Compensated Employees.........................................         35
7.6      Distribution of Excess Tax-Deferred Contributions............................         36
7.7      Limitation on Matching Contributions of Highly Compensated Employees.........         36
7.8      Determination and Allocation of Excess Matching Contributions Among
           Highly Compensated Employees...............................................         37
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7.9      Distribution of Excess Contributions.........................................         39
7.10     Multiple Use Limitation......................................................         39
7.11     Treatment of Forfeited Matching Contributions................................         40
7.12     Determination of Income or Loss..............................................         40
7.13     Code Section 415 Limitations on Crediting of Contributions and Forfeitures...         40
7.14     Application of Code Section 415 Limitations Where Participant is
           Covered Under Other Qualified Defined Contribution Plan....................         41
7.15     Scope of Limitations.........................................................         43

                                         ARTICLE VIII
                                   TRUST FUNDS AND ACCOUNTS

8.1      General Fund.................................................................         44
8.2      Investment Funds.............................................................         44
8.3      Loan Investment Fund.........................................................         44
8.4      Income on Trust..............................................................         44
8.5      Accounts.....................................................................         45
8.6      Sub-Accounts.................................................................         45

                                          ARTICLE IX
                                   LIFE INSURANCE CONTRACTS

9.1      No Life Insurance Contracts..................................................         46

                                           ARTICLE X
                            DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1     Future Contribution Investment Elections.....................................         47
10.2     Deposit of Contributions.....................................................         47
10.3     Election to Transfer Between Funds...........................................         47
10.4     404(c) Protection............................................................         48

                                          ARTICLE XI
                                CREDITING AND VALUING ACCOUNTS

11.1     Crediting Accounts...........................................................         49
11.2     Valuing Accounts.............................................................         49
11.3     Plan Valuation Procedures....................................................         49
11.4     Finality of Determinations...................................................         50
11.5     Notification.................................................................         50
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                                          ARTICLE XII
                                             LOANS

12.1     Application for Loan.........................................................         51
12.2     Reduction of Account Upon Distribution.......................................         51
12.3     Requirements to Prevent a Taxable Distribution...............................         52
12.4     Administration of Loan Investment Fund.......................................         54
12.5     Default......................................................................         54
12.6     Deemed Distribution Under Code Section 72(p).................................         54
12.7     Treatment of Outstanding Balance of Loan Deemed Distributed Under
           Code Section 72(p).........................................................         55
12.8     Special Rules Applicable to Loans............................................         55

                                         ARTICLE XIII
                                  WITHDRAWALS WHILE EMPLOYED

13.1     Age 59 1/2 Withdrawals.......................................................         57
13.2     Overall Limitations on Non-Hardship Withdrawals..............................         57
13.3     Hardship Withdrawals.........................................................         57
13.4     Hardship Determination.......................................................         57
13.5     Satisfaction of Necessity Requirement for Hardship Withdrawals...............         59
13.6     Conditions and Limitations on Hardship Withdrawals...........................         60
13.7     Order of Withdrawal from a Participant's Sub-Accounts........................         60

                                          ARTICLE XIV
                         TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1     Termination of Employment and Settlement Date................................         61
14.2     Recrediting of Forfeited Amounts.............................................         61

                                          ARTICLE XV
                                         DISTRIBUTIONS

15.1     Distributions to Participants................................................         63
15.2     Distributions to Beneficiaries...............................................         63
15.3     Cash Outs and Participant Consent............................................         64
15.4     Required Commencement of Distribution........................................         64
15.5     Reemployment of a Participant................................................         64
15.6     Restrictions on Alienation...................................................         64
15.7     Facility of Payment..........................................................         65
15.8     Inability to Locate Payee....................................................         65
15.9     Distribution Pursuant to Qualified Domestic Relations Orders.................         65
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                                          ARTICLE XVI
                                        FORM OF PAYMENT

16.1     Normal Form of Payment.......................................................         66
16.2     Optional Form of Payment.....................................................         66
16.3     Change of Election...........................................................         66
16.4     Direct Rollover..............................................................         66
6.5      Notice Regarding Forms of Payment............................................         67
16.6     Reemployment.................................................................         68
16.7     Distribution in the Form of Employer Stock...................................         68

                                         ARTICLE XVII
                                         BENEFICIARIES

17.1     Designation of Beneficiary...................................................         69
17.2     Spousal Consent Requirements.................................................         69

                                         ARTICLE XVIII
                                        ADMINISTRATION

18.1     Authority of the Sponsor.....................................................         70
18.2     Discretionary Authority......................................................         70
18.3     Action of the Sponsor........................................................         70
18.4     Claims Review Procedure......................................................         71
18.5     Qualified Domestic Relations Orders..........................................         73
18.6     Indemnification..............................................................         73
18.7     Actions Binding..............................................................         74

                                          ARTICLE XIX
                                   AMENDMENT AND TERMINATION

19.1     Amendment ...................................................................         75
19.2     Limitation on Amendment......................................................         75
19.3     Termination .................................................................         75
19.4     Reorganization...............................................................         76
19.5     Withdrawal of an Employer....................................................         77

                                          ARTICLE XX
                                  ADOPTION BY OTHER ENTITIES

20.1     Adoption by Related Companies................................................         78
20.2     Effective Plan Provisions....................................................         78
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                                          ARTICLE XXI
                                   MISCELLANEOUS PROVISIONS

21.1     No Commitment as to Employment...............................................         79
21.2     Benefits.....................................................................         79
21.3     No Guarantees................................................................         79
21.4     Expenses.....................................................................         79
21.5     Precedent....................................................................         79
21.6     Duty to Furnish Information..................................................         79
21.7     Merger, Consolidation, or Transfer of Plan Assets............................         79
21.8     Back Pay Awards..............................................................         80
21.9     Condition on Employer Contributions..........................................         80
21.10    Return of Contributions to an Employer.......................................         80
21.11    Validity of Plan.............................................................         81
21.12    Trust Agreement..............................................................         81
21.13    Parties Bound ...............................................................         81
21.14    Application of Certain Plan Provisions.......................................         81
21.15    Merged Plans.................................................................         82
21.16    Transferred Funds............................................................         82
21.17    Veterans Reemployment Rights.................................................         82
21.18    Delivery of Cash Amounts.....................................................         82
21.19    Written Communications.......................................................         82

                                         ARTICLE XXII
                                     TOP-HEAVY PROVISIONS

22.1     Definitions .................................................................         83
22.2     Applicability ...............................................................         85
22.3     Minimum Employer Contribution................................................         85
22.4     Accelerated Vesting..........................................................         86
22.5     Exclusion of Collectively-Bargained Employees................................         86

                                         ARTICLE XXIII
                                        EFFECTIVE DATE

23.1     GUST Effective Dates.........................................................         87
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                                    PREAMBLE

The NS Group Employees Retirement Savings Plan, originally effective as of September 30, 1984 and heretofore known as the NS Group, Inc. Salaried Employees Retirement Savings Plan, or the NS Group, Inc. Salaried Employees Flexible Compensation Plan, is hereby amended and restated in its entirety. Except as otherwise specifically provided herein, this amendment and restatement shall be effective as of September 2, 2003. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Code Section 401(a), and includes a cash or deferred arrangement that is intended to qualify under Code
Section 401(k). The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date.

Effective as of September 2, 2003 (the "merger date"), the Newport Steel Corporation Hourly Employees Retirement Savings Plan and the Koppel Steel Corporation Hourly Employees Retirement Savings Plan (the "merged plans") are merged into and made a part of the Plan. All assets and liabilities of the "merged plans" are transferred to and made a part of the Plan. Each Employee who was eligible to participate in either "merged plan" immediately prior to the "merger date" shall continue to be eligible to participate in the Plan on and after the "merger date". In no event shall a Participant's vested interest in his Sub-Account attributable to amounts transferred to the Plan from a "merged plan" (his "transferee Sub-Account") on and after the "merger date" be less than his vested interest in his account under such "merged plan," immediately prior to the "merger date". Notwithstanding any other provision of the Plan to the contrary, a Participant's service credited for eligibility and vesting purposes under a "merged plan" as of the "merger date", if any, shall be included as Eligibility and Vesting Service under the Plan to the extent Eligibility and Vesting Service are credited under the Plan.

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                                  ARTICLE XVII
                                   DEFINITIONS

                  Section 1. Plan Definitions

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

An "ACCOUNT" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

The "ADMINISTRATOR" means the Sponsor unless the Sponsor designates another person or persons to act as such.

An "AFTER-TAX CONTRIBUTION" means any after-tax employee contribution made by a Participant to the Plan as may be permitted under Article V or as may have been permitted under the terms of the Plan prior to this amendment and restatement or any after-tax employee contribution made by a Participant to another plan that is transferred directly to the Plan.

The "BENEFICIARY" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

A Participant's "BENEFIT PAYMENT DATE" means the first day on which all events have occurred which entitle the Participant to receive payment of his benefit.

A "BREAK IN SERVICE" means any "computation period" (as defined in Section 2.1 for purposes of determining years of Vesting Service) during which a person completes fewer than 501 Hours of Service except that no person shall incur a Break in Service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Company pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

The "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a Code section includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "COMPENSATION" of a Participant for any period means the wages as defined in Code Section 3401(a), determined without regard to any rules that limit compensation included in

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wages based on the nature or location of the employment or services performed, and all other payments made to him for such period for services as an Employee for which his Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3), and 6052 (commonly referred to as W-2 earnings), but excluding reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits.

In addition, with respect to Non-Union Employees, Compensation shall exclude directors fees.

In addition to the foregoing, Compensation includes any amount that would have been included in the foregoing description, but for the Participant's election to defer payment of such amount under Code Section 125, 402(e)(3), 402(h)(1)(B), 403(b), or 457(b) and certain contributions described in Code Section 414(h)(2) that are picked up by the employing unit and treated as employer contributions. Effective for Plan Years beginning on and after January 1, 2001, Compensation shall also include any amount that is not included in the Participant's taxable gross income pursuant to Code Section 132(f).

Notwithstanding the foregoing, for purposes of the Profit-Sharing Contributions portion of the Plan for Local #1870 Union Employees, Compensation shall include any amounts paid or credited to him for union business (determined by multiplying the number of hours reported off for union business by the Employee's actual average hourly rate for the period), worker's compensation (which shall not exceed the wages the Employee would have received from the Employer during the period) and sickness and accident benefits and shall exclude Tax-Deferred Contributions made under Section 6.5(b)(i).

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

A "CONTRIBUTION PERIOD" means the period specified in Article VI for which Employer Contributions shall be made.

"DISABLED" means a Participant can no longer continue in the service of his employer because of a mental or physical condition that is likely to result in death or is expected to continue for a

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period of at least six months. A Participant shall be considered Disabled only if he is eligible to receive a disability benefit under the terms of the Social Security Act.

Notwithstanding the foregoing, a Local #1870 Union Employee or a Local #9368 Union Employee shall be considered disabled only if the Administrator determines (on the basis of medical evidence and examination of other facts known to him) that he has incurred an injury or illness which will permanently, continuously and wholly prevent him from ever engaging in any work of the type covered under his collective bargaining agreement and such injury or illness has continued for a period of at least six consecutive months.

Notwithstanding the foregoing, a Local #9305 Union Employee shall be considered disabled only if the Administrator and his collective bargaining representative determine (on the basis of medical evidence and examination of other facts known to them) that he has incurred an injury or illness which will permanently, continuously and wholly prevent him from ever engaging in any work of the type covered under his collective bargaining agreement and such injury or illness has continued for a period of at least six consecutive months.

An "ELIGIBLE EMPLOYEE" means any Employee who has met the eligibility requirements of Article III to participate in the Plan.

The "ELIGIBILITY SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III.

An "EMPLOYEE" means any Union Employee or Non-Union Employee. Any individual who is not treated by an Employer as a common law employee of the Employer shall be excluded from Plan participation even if a court or administrative agency determines that such individual is a common law employee and not an independent contractor.

An "EMPLOYER" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX, including Newport Steel Corporation, Koppel Steel Corporation and Erlanger Tubular Corporation.

An "EMPLOYER CONTRIBUTION" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

An "ENROLLMENT DATE" has the following meanings:

(a) For Non-Union Employees, the first day of each Plan Year quarter; provided, however, that for purposes of participation in the Profit-Sharing Contribution portion of the Plan, the term "Enrollment Date" shall mean the first day of each Plan Year.

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(b)      For Local #1870 Union Employees and Local #9368 Union Employees, the
         first day of each Plan Year.

(c)      For Local #9305 Union Employees, the first day of each payroll period.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

A "FULL-TIME EMPLOYEE" means a Non-Union Employee who is regularly scheduled to complete thirty or more hours of work per week for an Employer.

The "GENERAL FUND" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

A "HIGHLY COMPENSATED EMPLOYEE" means any Employee or former Employee who is a "highly compensated active employee" or a "highly compensated former employee" as defined hereunder.

A "highly compensated active employee" includes any Employee who performs services for an Employer or any Related Company during the Plan Year and who (i) was a five percent owner at any time during the Plan Year or the "look back year" or (ii) received "compensation" from the Employers and Related Companies during the "look back year" in excess of $80,000 (subject to adjustment annually at the same time and in the same manner as under Code Section 415(d)).

A "highly compensated former employee" includes any Employee who (1) separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the Plan Year, (2) performed no services for an Employer or any Related Company during the Plan Year, and (3) was a "highly compensated active employee" for either the separation year or any Plan Year ending on or after the date the Employee attains age 55, as determined under the rules in effect under Code
Section 414(q) for such year.

The determination of who is a Highly Compensated Employee hereunder shall be made in accordance with the provisions of Code Section 414(q) and regulations issued thereunder.

For purposes of this definition, the following terms have the following meanings:

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                  (A)      An employee's "compensation" means compensation as
defined in Code Section 415(c)(3) and regulations issued thereunder.

                  (B) The "look back year" means the 12-month period immediately preceding the Plan Year.

An "HOUR OF SERVICE" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

An "INVESTMENT FUND" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

A "LOCAL #1870 UNION EMPLOYEE" means any person classified by Newport Steel Corporation as a union employee, and who is covered by a collective bargaining agreement between Newport Steel Corporation and United Steelworkers of America, Local #1870.

A "LOCAL #9305 UNION EMPLOYEE" means any person classified by Koppel Steel Corporation as a union employee, and who is covered by a collective bargaining agreement between Koppel Steel Corporation and United Steelworkers of America, Local #9305.

A "LOCAL #9368 UNION EMPLOYEE" means any person classified by Erlanger Tubular Corporation as a union employee, and who is covered by a collective bargaining agreement between Erlanger Tubular Corporation and United Steelworkers of America, Local #9368.

A "MATCHING CONTRIBUTION" means any Employer Contribution made to the Plan on account of a Participant's Tax-Deferred Contributions as provided in Article VI.

A "NON-UNION EMPLOYEE" means any person who is classified by an Employer, in accordance with its payroll records, as a salaried or non-union hourly employee of the Employer, other than any such person who is either (i) covered by a collective bargaining agreement or (ii) classified as a co-op, intern, temporary employee or contract employee.

The "NORMAL RETIREMENT DATE" of an employee means the date he attains age 62.

A "PARTICIPANT" means any person who has an Account in the Trust.

The "PLAN" means the NS Group Employees Retirement Savings Plan, as from time to time in effect.

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A "PLAN YEAR" means the 12-consecutive-month period ending each December 31.

A "PREDECESSOR EMPLOYER" means any company that is a predecessor organization to an Employer under the Code, provided that the Employer maintains a plan of such predecessor organization.

"PRE-TAX PROFITS" shall mean the Employer's earnings or profits as defined in the current collective bargaining agreement.

A "PROFIT-SHARING CONTRIBUTION" means any Employer Contribution made to the Plan as provided in Article VI, other than Matching Contributions.

A "RELATED COMPANY" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Code
Section 414.

A Participant's "REQUIRED BEGINNING DATE" means the following:

(a) for a Participant who is not a "five percent owner", April 1 of the calendar year following the calendar year in which occurs the later of the Participant's (i) attainment of age 70 1/2 or (ii) Settlement Date.

(b) for a Participant who is a "five percent owner", April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

A Participant is a "five percent owner" if he is a five percent owner, as defined in Code Section 416(i) and determined in accordance with Code Section 416, but without regard to whether the Plan is top-heavy, for the Plan Year ending with or within the calendar year in which the Participant attains age 70 1/2. The Required Beginning Date of a Participant who is a "five percent owner" hereunder shall not be redetermined if the Participant ceases to be a five percent owner as defined in Code Section 416(i) with respect to any subsequent Plan Year.

A "ROLLOVER CONTRIBUTION" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.

The "SETTLEMENT DATE" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

The "SPONSOR" means NS Group, Inc., and any successor thereto.

A "SUB-ACCOUNT" means any of the individual sub-accounts of a Participant's Account that is maintained as provided in Article VIII.

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A "TAX-DEFERRED CONTRIBUTION" means the amount contributed to the Plan on a
Participant's behalf by his Employer in accordance with Article IV.

The "TRUST" means the trust, custodial accounts, annuity contracts, or insurance contracts maintained by the Trustee under the Trust Agreement.

The "TRUST AGREEMENT" means any agreement or agreements entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Code Section 401.

The "TRUSTEE" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in ERISA Section 405(c)(3), and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

A "TRUST FUND" means any fund maintained under the Trust by the Trustee.

A "UNION EMPLOYEE" means any Local #1870 Union Employee, Local #9305 Union Employee or Local #9368 Union Employee.

A "VALUATION DATE" means the date or dates designated by the Sponsor and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Accounts and Sub-Accounts hereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Account, or Sub-Account; provided, however, that the General Fund and each Investment Fund shall be valued and each Account and Sub-Account shall be adjusted no less often than once annually.

The "VESTING SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

                  Section 2. Interpretation

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

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE XVIII
                                     SERVICE

                  Section 1. Special Definitions

For purposes of this Article, the following terms have the following meanings.

A "COMPUTATION PERIOD" for purposes of determining an employee's years of Eligibility Service means (i) the 12-consecutive-month period beginning on the first date he completes an Hour of Service, and (ii) each 12-consecutive-month period beginning on an anniversary of such date.

The "CONTINUOUS SERVICE" of an employee means the continuous service credited to him in accordance with the provisions of this Article.

The "EMPLOYMENT COMMENCEMENT DATE" of an employee means the date he first completes an Hour of Service.

A "MATERNITY/PATERNITY ABSENCE" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

The "REEMPLOYMENT COMMENCEMENT DATE" of an employee means the first date following a "severance date" on which he again completes an Hour of Service.

The "SEVERANCE DATE" of an employee means the earlier of (i) the date on which he retires, dies, or his employment with all Employers and Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with all Employers and Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with all Employers and Related Companies on account of service with the armed forces of the United States, he shall not incur a "severance date" if he is eligible for reemployment right sunder the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights, but, if he does not return to work within such period, his "severance date" shall be the earlier of the date which is one year after his absence commenced or the last day of the period during which he retains such reemployment rights; and provided, further, that if an employee is on a "maternity/paternity absence" beyond the first anniversary of the first day of such absence, he shall not incur a "severance date" if he returns to employment before the second anniversary of the first day of such absence but, if he does not return within such period, his "severance date" shall be the second anniversary of the first date of such "maternity/paternity absence".

                  Section 2. Crediting of Hours of Service

A person shall be credited with an Hour of Service for:

                  (A) Each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Predecessor Employer, or a Related Company during the applicable period; provided, however, that hours compensated at a premium rate shall be treated as straight-time hours.

                  (B) Subject to the provisions of Section 2.4, each hour for which he is paid, or entitled to payment, by an Employer, a Predecessor Employer, or a Related Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence.

                  (C) Each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Company during the period that he is absent from work because of service with the armed forces of the United States provided he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights; provided, however, that the same Hour of Service shall not be credited under paragraph (b) of this Section and under this paragraph (c).

                  (D) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, a Predecessor Employer, or a Related Company; provided, however, that the same Hour of Service shall not be credited both under paragraph (a) or (b) or (c) of this Section, as the case may be, and under this paragraph (d); and provided, further, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in such paragraph (b) shall be subject to the limitations set forth therein and in Section 2.4.

                  (E) Solely for purposes of determining whether a person who is on a "maternity/paternity absence" has incurred a Break in Service for a "computation period", Hours of Service shall include those hours with which such person would otherwise have been credited but for such "maternity/paternity absence", or shall include eight Hours of Service for each day of "maternity/paternity absence" if the actual hours to be credited cannot be determined; except that not more than the minimum number of hours required to prevent a Break in Service shall be credited by reason of any "maternity/paternity absence"; provided, however, that any hours included as Hours of Service pursuant to this paragraph shall be credited to the "computation period" in which the absence from employment begins, if such person otherwise would incur a Break in Service in such "computation period", or, in any other case, to the immediately following "computation period".

                  (F) Solely for purposes of determining whether he has incurred a Break in Service, each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Company during the period of time that he is absent from work on an approved leave of absence pursuant to the Family and Medical Leave Act of 1993; provided, however, that Hours of Service shall not be credited to an employee under this paragraph if the employee fails to return to employment with an Employer or a Related Company following such leave.

                  (G) For Local #1870 Union Employees or Local #9368 Union Employees, each hour for which he is paid for union business.

Except as otherwise specifically provided with respect to Predecessor Employers, Hours of Service shall not be credited for employment with a corporation or business prior to the date such corporation or business becomes a Related Company.

                  Section 3. Hours of Service Equivalencies

Notwithstanding any other provision of the Plan to the contrary, if an Employer does not maintain records that accurately reflect actual hours of service creditable to a person hereunder, such person shall be credited with 45 Hours of Service for each week in which he performs an Hour of Service.

                  Section 4. Limitations on Crediting of Hours of Service

In the application of the provisions of paragraph (b) of Section 2.2, the following shall apply:

                  (A) An hour for which a person is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws; provided, however, that the exclusion with respect to workers' compensation or disability insurance laws shall not apply to a Local #1870 Union Employee or a Local #9368 Union Employee.

                  (B) Hours of Service shall not be credited with respect to a payment which solely reimburses a person for medical or medically-related expenses incurred by him.

                  (C) A payment shall be deemed to be made by or due from an Employer, a Predecessor Employer, or a Related Company (i) regardless of whether such payment is made by or due from such employer directly or indirectly, through (among others) a trust fund or insurer to which any such employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

                  (D) No more than 501 Hours of Service shall be credited to a person on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single "computation period"), unless no duties are performed due to service with the armed forces of the United States for which the person retains reemployment rights as provided in paragraph (c) of Section 2.2.

                  Section 5. Department of Labor Rules

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations
Section 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to particular periods, are hereby incorporated into the Plan by reference.

                  Section 6. Crediting of Continuous Service

A person shall be credited with "continuous service" for the aggregate of the periods of time between his "employment commencement date" or any "reemployment commencement date" and the "severance date" that next follows such "employment commencement date" or "reemployment commencement date"; provided, however, that an employee who has a "reemployment commencement date" within the 12-consecutive-month period following the earlier of the first date of his absence or his "severance date" shall be credited with "continuous service" for the period between his "severance date" and "reemployment commencement date".

                  Section 7. Years of Eligibility Service

An employee shall be credited with a year of Eligibility Service for each "computation period" in which he completes at least 1,000 Hours of Service.

                  Section 8. Years of Vesting Service

There shall be no Vesting Service credited under the Plan.

                  Section 9. Crediting of Hours of Service with Respect to Short Computation Periods

The following provisions shall apply with respect to crediting Hours of Service with respect to any short "computation period":

                  (A) For purposes of this Article, the following terms have the following meanings:

                  (A) An "old computation period" means any "computation period" that ends immediately prior to a change in the "computation period".

                  (B) A "short computation period" means any "computation period" of fewer than 12 consecutive months.

                  (B) Notwithstanding any other provision of the Plan to the contrary, no person shall incur a Break in Service for a short "computation period" solely because of such short "computation period".

                  (C) For purposes of determining the years of Eligibility Service to be credited to an Employee, a "computation period" shall not include the "short computation period", but shall include the 12-consecutive-month period ending on the last day of the "short computation period" and the 12-consecutive-month period ending on the first anniversary of the last day of the "old computation period"; provided, however, that no more than one year of Eligibility Service shall be credited to an Employee with respect to such periods.

                  (D) For purposes of determining the years of Vesting Service to be credited to an Employee, a "computation period" shall not include the "short computation period", but if an Employee completes at least 501 Hours of Service in the 12-consecutive-month period beginning on the first day of the "short computation period", such Employee shall be credited with a year of Vesting Service for such 12-consecutive-month period.

                  Section 10. Crediting of Service on Transfer or Amendment

Notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an Employer or a Related Company for which service is credited based on elapsed time in accordance with Treasury Regulations Section 1.410(a)-7 to employment covered under the Plan or, prior to amendment, the Plan provided for crediting of service on the basis of elapsed time in accordance with Treasury Regulations
Section 1.410(a)-7, an affected Employee shall be credited with Eligibility Service and Vesting Service hereunder as provided in Treasury Regulations
Section 1.410(a)-7(f)(1).

                  Section 11. Crediting of Service to Leased Employees

Notwithstanding any other provision of the Plan to the contrary, a "leased employee" working for an Employer or a Related Company (other than an "excludable leased employee") shall be considered an employee of such Employer or Related Company for purposes of Eligibility and Vesting Service crediting under the Plan, but shall not be eligible to participate in the Plan. Such "leased employee" shall also be considered an employee of such Employer or Related Company for purposes of applying Code Sections 401(a)(3), (4), (7), and
(16), and 408(k), 415, and 416.

A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the "recipient") pursuant to an agreement between the "recipient" and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are performed under primary direction of or control by the "recipient". An "excludable leased employee" means any "leased employee" of the "recipient" who is covered by a money purchase pension plan maintained by the "leasing organization" which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the "leasing organization" (other than employees who perform substantially all of their services for the "leasing organization" or whose compensation from the "leasing organization" in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that "leased employees" do not constitute more than 20 percent of the "recipient's" nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a "leased employee" by the "leasing organization" that are attributable to services performed for the "recipient" shall be treated as provided by the "recipient".

                                   ARTICLE XIX
                                   ELIGIBILITY

                  Section 1. Eligibility

Each Employee who was an Eligible Employee immediately prior to September 2, 2003 shall continue to be an Eligible Employee on September 2, 2003.

Each Non-Union Employee who is a Full-Time Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has attained age 20 1/2. Each Non-Union Employee who is not a Full-Time Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has both attained age
20 1/2 and completed one year of Eligibility Service.

Each Local #9305 Union Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the earlier of (i) the date he completes four months of continuous service or (ii) the date he completes 692 Hours of Service.

Each Local #1870 Union Employee or Local #9368 Union Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following the date on which he has attained age 20-1/2.

                  Section 2. Transfers of Employment

If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date coinciding with or preceding such transfer date he has met the eligibility requirements of Section 3.1. Otherwise, the eligibility of a person who is so transferred to participate in the Plan shall be determined in accordance with Section 3.1.

                  Section 3. Reemployment

If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to participate in the Plan shall be determined in accordance with Section 3.1 or 3.2.

                  Section 4. Notification Concerning New Eligible Employees

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

                  Section 5. Effect and Duration

Upon becoming an Eligible Employee, an Employee shall be entitled to make Tax-Deferred Contributions to the Plan in accordance with the provisions of
Article IV and receive allocations of Employer Contributions in accordance with the provisions of Article VI (provided he meets any applicable requirements thereunder) and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to make Tax-Deferred Contributions to the Plan and to participate in allocations of Employer Contributions only so long as he continues employment as an Employee.

                                   ARTICLE XX
                           TAX-DEFERRED CONTRIBUTIONS

                  Section 1. Tax-Deferred Contributions

Effective as of the date he becomes an Eligible Employee, each Eligible Employee may elect, in accordance with rules prescribed by the Administrator, to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf. An Eligible Employee who elects not to have Tax-Deferred Contributions made to the Plan as of the first Enrollment Date he becomes eligible to participate may change his election by amending his reduction authorization as prescribed in this Article.

Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first payroll period beginning on or after the date on which his election is effective.

                  Section 2. Amount of Tax-Deferred Contributions

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than 1 percent nor more than the percentage prescribed by the Administrator. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization. Notwithstanding the above, for purposes of this paragraph, Compensation for a Local #9305 Union Employee shall not include "Bonus Cap" payments.

Subject to the limits set forth in Section 402(g) of the Code, but not subject to the percentage limitations specified above, a Local #9305 Union Employee may authorize a special reduction for the Plan Year for that portion of his Compensation that is attributable to the "Bonus Cap" provisions of the current collective bargaining agreement in an amount up to 100% of such bonus.

Notwithstanding Section 4.1, prior to the date the Profit-Sharing Contribution under Section 6.5(b)(i) is made to the Plan for the Contribution Period, each Eligible Employee may elect in writing, in accordance with rules prescribed by the Administrator, to have his entire share of the Profit-Sharing Contribution determined pursuant to Section 6.5(b)(i) either made to the Plan as a Tax-Deferred Contribution on his behalf by the Employer or distributed directly to him in cash. An Eligible Employee's written election shall include his authorization for the Employer to either made a distribution to him in cash or make a Tax-Deferred Contribution on his behalf.

If any Participant shall fail to make an effective election under this Section, he shall be deemed to have elected to make a Tax-Deferred Contribution. Notwithstanding the foregoing, the Administrator may limit the amount of a Participant's Tax-Deferred Contribution to satisfy the requirements of Section 415 of the Code for any Plan Year.

                  Section 3. Amendments to Reduction Authorization

An Eligible Employee may elect, in the manner prescribed by the Administrator, to change the amount of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions. An Eligible Employee may amend his reduction authorization at such time or times during the Plan Year as the Administrator may prescribe by giving such number of days advance notice of his election as the Administrator may prescribe. An Eligible Employee who amends his reduction authorization shall be limited to selecting an amount of his Compensation that is otherwise permitted under this Article IV. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his properly amended reduction authorization commencing with Compensation paid to the Eligible Employee on or after the date such amendment is effective, until otherwise altered or terminated in accordance with the Plan.

                  Section 4. Suspension of Tax-Deferred Contributions

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may elect, in the manner prescribed by the Administrator, to have such contributions suspended at any time by giving such number of days advance notice of his election as the Administrator may prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

                  Section 5. Resumption of Tax-Deferred Contributions

An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions may elect, in the manner prescribed by the Administrator, to have such contributions resumed. An Eligible Employee may make such election at such time or times during the Plan Year as the Administrator may prescribe, by giving such number of days advance notice of his election as the Administrator may prescribe.

                  Section 6. Delivery of Tax-Deferred Contributions

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

                  Section 7. Vesting of Tax-Deferred Contributions

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                  ARTICLE XXI
                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

                  Section 1. No After-Tax Contributions

There shall be no After-Tax Contributions made to the Plan.

                  Section 2. Rollover Contributions

An Employee who was a participant in a plan qualified under Code Section 401 and who receives (or is eligible to receive) a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or
(ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Code Section 402(c) or 408(d)(3)(A) to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount. If the Employee received a cash distribution that he is rolling over, such delivery must be made within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator.

                  Section 3. Vesting of Rollover Contributions

A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                  ARTICLE XXII
                             EMPLOYER CONTRIBUTIONS

                  Section 1. Contribution Period

The Contribution Periods for Employer Contributions shall be as follows:

                  (A) The Contribution Period for Matching Contributions under the Plan is each payroll period.

                  (B) The Contribution Period for Profit-Sharing Contributions under the Plan is each Plan Year.

                  Section 2. Profit-Sharing Contributions for Non-Union
Employees

Each Employer may, in its discretion, make a Profit-Sharing Contribution to the Plan on behalf of its Non-Union Employees for the Contribution Period in an amount determined by the Employer.

                  Section 3. Newport Steel Corporation Profit-Sharing Contributions for Local # 1870 Union Employees

Pursuant to the collective bargaining agreement in effect for the Contribution Period, Newport Steel Corporation shall make a Profit-Sharing Contribution to the Plan on behalf of its Local #1870 Union Employees for the Contribution Period in an amount equal to 6% of its Pre-Tax Profits for the Contribution Period.

                  Section 4. Allocation of Profit-Sharing Contributions for Non-Union Employees

Any Profit-Sharing Contribution made by an Employer for a Contribution Period pursuant to Section 6.2 shall be allocated among its Non-Union Employees during the Contribution Period who have met the allocation requirements for Profit-Sharing Contributions described in this Article. The allocable share of each such Non-Union Employee shall be in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of such Compensation for all such Non-Union Employees.

                  Section 5. Allocation of Newport Steel Corporation Profit-Sharing Contributions for Local # 1870 Union Employees

The Profit-Sharing Contribution made by Newport Steel Corporation for a Contribution Period pursuant to Section 6.3 shall be allocated as set forth below among its Local #1870 Union Employees during the Contribution Period who are eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under Section 6.9.

                  (A) The allocable share of each such Local #1870 Union Employee shall be determined as follows:

                  (A) seventy percent (70%) of the Profit-Sharing Contribution shall be allocated to each such Local #1870 Union Employee in the ratio which his Compensation from the Employer for the Plan Year bears to the aggregate of such Compensation for all such Local #1870 Union Employees for the Plan Year;

                  (B) thirty percent (30%) of the Profit-Sharing Contribution shall be allocated to each such Local #1870 Union Employee in the ratio which his total "years of service" (as defined in Section 6.14) with the Employer as of the last day of the Plan Year bears to the aggregate of such "years of service" for all such Local #1870 Union Employees as of the last day of the Plan Year.

                  (B) The allocable share of each such Local #1870 Union Employee shall then be allocated as follows:

                  (A) twenty percent (20%) of the Local #1870 Union Employee's total allocable share of the Profit- Sharing Contribution shall be either allocated directly to his Profit-Sharing Contribution Sub-Account as a Tax-Deferred Contribution or distributed directly to him in cash, as elected by the Local #1870 Union Employee pursuant to
         Section 4.2.

                  (B) eighty percent (80%) of the Local #1870 Union Employee's total allocable share of each Profit- Sharing Contribution shall be allocated directly to his Profit-Sharing Contribution Sub-Account.

                  Section 6. Matching Contributions

Each Employer will make a Matching Contribution to the Plan on behalf of each of its Non-Union Employees during the Contribution Period who has met the allocation requirements for Matching Contributions described in this Article. The amount of the Matching Contribution shall be equal to 50 percent of the first 4 percent of the eligible Non-Union Employee's Compensation that he contributes to the Plan as Tax-Deferred Contributions.

Newport Steel Corporation will make a Matching Contribution to the Plan on behalf of each of its Local #1870 Union Employees who has met the allocation requirements for Matching Contributions described in this Article. The amount of the Matching Contribution shall be equal to 50 percent of the first 6 percent of the eligible Local #1870 Union Employee's Compensation that he contributes to the Plan as Tax-Deferred Contributions.

Effective May 4, 2003, Erlanger Tubular Corporation will make a Matching Contribution to the Plan on behalf of each of its Local #9368 Union Employees who has met the allocation requirements for Matching Contributions described in this Article. The amount of the Matching Contribution shall be equal to 50 percent of the first 6 percent of the eligible Local #9368 Union Employee's Compensation that he contributes to the Plan as Tax-Deferred Contributions.

                  Section 7. Verification of Amount of Employer Contributions by the Sponsor

The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

                  Section 8. Payment of Employer Contributions

Employer Contributions made for a Contribution Period shall be paid in cash or in qualifying employer securities, as defined in ERISA Section 407(d)(5), to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

                  Section 9. Allocation Requirements for Employer Contributions

A person who is a Non-Union Employee shall be eligible to receive an allocation of Profit-Sharing Contributions for a Contribution Period only if (i) he was an Eligible Employee during such Contribution Period, (ii) he is employed by an Employer or a Related Company on the last day of the Contribution Period, (iii) he has completed at least 500 Hours of Service during the Contribution Period, and (iv) he is not classified as a president or vice-president. The number of Hours of Service required to receive an allocation of Profit-Sharing Contributions hereunder shall be pro-rated for any short Contribution Period.

A person who is a Local #1870 Union Employee shall be eligible to receive an allocation of Profit-Sharing Contributions for a Contribution Period only if (i) he was an Eligible Employee during such Contribution Period, (ii) he is employed by an Employer or a Related Company on the last day of the Contribution Period, and (iii) he has completed at least 500 Hours of Service during the Contribution Period.

A person who is a Non-Union Employee, Local #1870 Union Employee or a Local #9368 Union Employee shall be eligible to receive an allocation of Matching Contributions for a Contribution Period only if he was an Eligible Employee at any time during such Contribution Period.

                  Section 10. Fail Safe if Allocation Requirements Cause Plan to Fail Coverage

If after application of the last day and annual service allocation requirements described in this Article the percentage of non-Highly Compensated Employees eligible to receive an allocation of contributions for a Contribution Period is less than 70 percent of the percentage of Highly Compensated Employees eligible to receive an allocation of such contributions for the Contribution Period, then the group of Eligible Employees eligible to receive an allocation of such contributions shall be expanded to include the minimum number of Eligible Employees who are not Highly Compensated Employees and who would have been eligible to receive an allocation of such contributions except for their failure to complete the annual service allocation requirement that is necessary to meet the ratio percentage test in Code Section 410(b)(1)(B). The Eligible Employees who become eligible to receive an allocation under the provisions of the immediately preceding sentence shall be those Eligible Employees who have completed the greatest number of Hours of Service during the Contribution Period. If the group of Eligible Employees eligible to receive an allocation of contributions for the Contribution Period still does not meet the ratio percentage test in Code Section 410(b)(1)(B) after it has been expanded to include all Eligible Employees who are not Highly Compensated Employees and who have satisfied the last day allocation requirement described in this Article, the group of Eligible Employees eligible to receive an allocation of such contributions shall be expanded further to include the minimum number of Eligible Employees who are not Highly Compensated Employees and who have not satisfied such last day allocation requirement that is necessary to meet the ratio percentage test in Code Section 410(b)(1)(B). The Eligible Employees who become eligible to receive an allocation under the provisions of the immediately preceding sentence shall be those Eligible Employees who have completed the greatest number of Hours of Service during the Contribution Period.

                  Section 11. Vesting of Employer Contributions

A Participant's vested interest in his Profit-Sharing and Matching Contributions Sub-Accounts shall be at all times 100 percent; provided, however, that the Profit-Sharing Sub-Account of a Local #9305 Union Employee shall be determined in accordance with the prior Koppel Steel Corporation Hourly Employees Retirement Savings Plan.

                  Section 12. Election of Former Vesting Schedule

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

                  Section 13. Forfeitures to Reduce Employer Contributions

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year or any prior Plan Year that are applied against Employer Contributions as provided in
Article VII.

                  Section 14. Years of Service

For purposes of the Profit-Sharing Contribution for Local #1870 Union Employees, an Employee's number of "years of service" as at any date equals the number of years, including fractional portions thereof, elapsed during the period beginning on the first day for which the Employee was credited with an Hour of Service and ending on the date for which the Employee is last credited with an Hour of Service, subject to the following:

                  (A) the period during which the Employee is on an "Approved Absence" shall be included in determining his number of "years of service". The term "Approved Absence" means an absence from the employment of the Employer:

                  (A) for any period authorized by the Employer for personal, medical, disability or maternity and paternity leaves of absence;

                  (B) during a period of layoff or furlough with recall rights (as determined pursuant to the collective bargaining agreement applicable to him as a Participant) or suspension;

                  (C) for the period of his service with the armed forces of the United States of America provided that he returns to employment with the Employer within the time that his reemployment rights are protected by law.

                  (B) An Employee shall not earn "years of service" for any period that he is classified as a Non-Union Employee.

                  (C) An Employee shall not earn "years of service" for the period between the date he was last credited with an Hour of Service due to his termination of employment with the

         Employer and the first day thereafter for which he is credited with an Hour of Service by reason of his reemployment by the Employer.

                                  ARTICLE XXIII
                          LIMITATIONS ON CONTRIBUTIONS

                  Section 1. Definitions

For purposes of this Article, the following terms have the following meanings:

The "AGGREGATE LIMIT" means the sum of (i) 125 percent of the greater of the average "contribution percentage" for "eligible participants" other than Highly Compensated Employees or the average "deferral percentage" for Eligible Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average "contribution percentage" or average "deferral percentage", or, if it would result in a larger "aggregate limit", the sum of (iii) 125 percent of the lesser of the average "contribution percentage" for "eligible participants" other than Highly Compensated Employees or the average "deferral percentage" for Eligible Employees other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average "contribution percentage" or average "deferral percentage". For purposes of determining the "aggregate limit", the "contribution percentages" and "deferral percentages" used shall be for the applicable "testing year".

The "ANNUAL ADDITION" with respect to a Participant for a "limitation year" means the sum of the Tax-Deferred Contributions, Employer Contributions, and forfeitures allocated to his Account for the "limitation year" (including any "excess contributions" that are distributed pursuant to this Article), the employer contributions, "employee contributions", and forfeitures allocated to his accounts for the "limitation year" under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Code Sections 415(l)(2) and 419A(d)(2) allocated to his account for the "limitation year".

The "ANNUAL ADDITION" with respect to a Participant for a "limitation year" means the sum of the Tax-Deferred Contributions and Employer Contributions allocated to his Account for the "limitation year" (including any "excess contributions" that are distributed pursuant to this Article), the employer contributions, "employee contributions", and forfeitures allocated to his accounts for the "limitation year" under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Code Sections 415(l)(2) and 419A(d)(2) allocated to his account for the "limitation year".

The "CONTRIBUTION PERCENTAGE" with respect to an "eligible participant" for a particular Plan Year means the ratio of the Matching Contributions made to the Plan on his behalf for the Plan Year to his "test compensation" for such Plan Year. To the extent permitted by regulations issued under Code Section 401(m), the Sponsor may elect to include the Tax-Deferred Contributions made to the Plan on an "eligible participant's" behalf for the Plan Year in computing the numerator of such "eligible participant's" "contribution percentage". Notwithstanding the foregoing, any Tax-Deferred Contributions that are included in determining the numerator of an "eligible participant's" "deferral percentage" may not be included in determining the numerator of his "contribution percentage".

Contributions made on an "eligible participant's" behalf for a Plan Year shall be included in determining his "contribution percentage" for such Plan Year only if the contributions are allocated to the "eligible participant's" Account as of a date within such Plan Year and are made to the Plan before the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination of an "eligible participant's" "contribution percentage" shall be made after any reduction required to satisfy the Code
Section 415 limitations is made as provided in this Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

The "DEFERRAL PERCENTAGE" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his "test compensation" for the Plan Year. Notwithstanding the foregoing, any Tax-Deferred Contributions that are included in determining the numerator of an Eligible Employee's "contribution percentage" may not be included in determining the numerator of his "deferral percentage".

Contributions made on an Eligible Employee's behalf for a Plan Year shall be included in determining his "deferral percentage" for such Plan Year only if they meet the following requirements:

                  (A) The contributions must relate to Compensation that would, but for the Eligible Employee's deferral election, have been received by the Eligible Employee during such Plan Year.

                  (B) The contributions must be allocated to the Eligible Employee's Account as of a date within such Plan Year.

                  (C) The contributions must be made to the Plan before the end of the 12-month period immediately following the Plan Year to which they relate.

The determination of an Eligible Employee's "deferral percentage" shall be made after any reduction required to satisfy the Code Section 415 limitations is made as provided in this

Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

An "ELECTIVE CONTRIBUTION" means any employer contribution made to a plan maintained by an Employer or a Related Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified CODA as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, or any plan as described in Code Section 501(c)(18), and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement.

An "ELIGIBLE PARTICIPANT" means any Eligible Employee who is eligible to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in determining "contribution percentages"), or to participate in the allocation of Matching Contributions.

Notwithstanding the foregoing, Eligible Employees who are covered by a collective bargaining agreement between their Employer and employee representatives shall not be included as "eligible participants" if retirement benefits were the subject of good faith bargaining.

An "EMPLOYEE CONTRIBUTION" means any employee after-tax contribution allocated to an Eligible Employee's account under any qualified plan of an Employer or a Related Company.

An "EXCESS CONTRIBUTION" means any contribution made to the Plan on behalf of a Participant that exceeds one of the limitations described in this Article.

An "EXCESS DEFERRAL" with respect to a Participant means that portion of a Participant's Tax-Deferred Contributions for his taxable year that, when added to amounts deferred for such taxable year under other plans or arrangements described in Code Section 401(k), 408(k), or 403(b) (other than any such plan or arrangement that is maintained by an Employer or a Related Company), would exceed the dollar limit imposed under Code Section 402(g) as in effect on January 1 of the calendar year in which such taxable year begins and is includible in the Participant's gross income under Code Section 402(g).

A "LIMITATION YEAR" means the 12-month period designated as such by the Sponsor.

A "MATCHING CONTRIBUTION" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Company solely on account of "elective contributions" made on his behalf or "employee contributions" made by him.

A "QUALIFIED MATCHING CONTRIBUTION" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Company solely on account of "elective contributions" made on his behalf or "employee contributions" made by him that is a qualified matching contribution as defined in regulations issued under Code

Section 401(k), is nonforfeitable when made, and is distributable only as permitted in regulations issued under Code Section 401(k).

A "QUALIFIED NONELECTIVE CONTRIBUTION" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Company that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Code Sections 401(k) and 401(m) and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Code Section 401(k).

The "TEST COMPENSATION" of an Eligible Employee or "eligible participant" for a Plan Year means compensation as defined in Code Section 414(s) and regulations issued thereunder, limited, however, to $150,000 (subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year) and, if elected by the Sponsor, further limited solely to "test compensation" of an Employee attributable to periods of time when he is an Eligible Employee or "eligible participant". If the "test compensation" of an Eligible Employee or "eligible participant" is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Eligible Employee or "eligible participant" by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for an Eligible Employee or "eligible participant" who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

The "TESTING YEAR" means the Plan Year for which the limitations on "deferral percentages" and "contribution percentages" of Highly Compensated Employees are being determined.

                  Section 2. Code Section 402(g) Limit

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any "elective contributions" made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the dollar limit imposed under Code Section 402(g), as in effect on January 1 of the calendar year in which such taxable year begins. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with "elective contributions" made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in determining the Eligible Employee's "deferral percentage" for the "testing year" in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

                  Section 3. Distribution of Excess Deferrals

Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that "excess deferrals" have been made on his behalf under the Plan for such taxable year, the "excess deferrals", plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in determining the Participant's "deferral percentage" for the "testing year" in which the Tax-Deferred Contributions were made. If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

                  Section 4. Limitation on Tax-Deferred Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average "deferral percentage" for such Eligible Employees that exceeds the greater of:

                  (A) a percentage that is equal to 125 percent of the average "deferral percentage" for all other Eligible Employees for the "testing year"; or

                  (B) a percentage that is not more than 200 percent of the average "deferral percentage" for all other Eligible Employees for the "testing year" and that is not more than two percentage points higher than the average "deferral percentage" for all other Eligible Employees for the "testing year", unless the "excess contributions", determined as provided in Section 7.5, are distributed as provided in Section 7.6.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected "deferral percentages" of Highly Compensated Employees by reducing the percentage of their deferral elections for any remaining portion of a Plan Year to such smaller percentage that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new deferral election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

In determining the "deferral percentage" for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, "elective contributions", "qualified nonelective contributions", and "qualified matching contributions" (to the extent that "qualified nonelective contributions" and "qualified matching contributions" are taken into account in determining "deferral percentages") made to his accounts under any plan of an Employer or a Related Company that is not mandatorily disaggregated pursuant to IRS regulations
Section 1.410(b)-7(c), as modified by Section 1.401(k)-1(g)(11), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Code Section 401(k) do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or 410(b), then "deferral percentages" under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Code Section 401(k) only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "qualified nonelective contributions" and/or "qualified matching contributions" taken into account in determining "deferral percentages" for any Plan Year.

                  Section 5. Determination and Allocation of Excess Tax-Deferred Contributions Among Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation on Tax-Deferred Contributions described in Section 7.4 is exceeded in any Plan Year, the Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the Tax-Deferred Contributions included in determining the "deferral percentage" of Highly Compensated Employees in order of their "deferral percentages" as follows:

                  (A) The highest "deferral percentage(s)" shall be reduced to the greater of (1) the maximum "deferral percentage" that satisfies the limitation on Tax-Deferred Contributions described in Section 7.4 or (2) the next highest "deferral percentage".

                  (B) If the limitation on Tax-Deferred Contributions described in Section 7.4 would still be exceeded after application of the provisions of paragraph (a), the Administrator shall continue reducing "deferral percentages" of Highly Compensated Employees, continuing with the next highest "deferral percentage", in the manner provided in paragraph (a) until the limitation on Tax-Deferred Contributions described in Section 7.4 is satisfied.

The determination of the amount of "excess contributions" hereunder shall be made after Tax-Deferred Contributions and "excess deferrals" have been distributed pursuant to Sections 7.2 and 7.3, if applicable.

After determining the dollar amount of the "excess contributions" that have been made to the Plan, the Administrator shall allocate such excess among Highly Compensated Employees in order of the dollar amount of the Tax-Deferred Contributions (to the extent such contributions are included in determining "deferral percentages") allocated to their Accounts as follows:

(a) The contributions made on behalf of the Highly Compensated Employee(s) with the largest dollar amount of Tax-Deferred Contributions allocated to his Account for the Plan Year shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such Highly Compensated Employees), but not below the dollar amount of such contributions made on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of such contributions allocated to his Account for the Plan Year.

(b) If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions made on behalf of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of such contributions allocated to their Accounts for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

                  Section 6. Distribution of Excess Tax-Deferred Contributions

"Excess contributions" allocated to a Highly Compensated Employee pursuant to the preceding Section, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Code Section 4979 on the Employer maintaining the Plan with respect to such amounts.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

                  Section 7. Limitation on Matching Contributions of Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, the Matching Contributions made with respect to a Plan Year on behalf of "eligible participants" who are Highly Compensated Employees may not result in an average "contribution percentage" for such "eligible participants" that exceeds the greater of:

                  (A) a percentage that is equal to 125 percent of the average "contribution percentage" for all other "eligible participants" for the "testing year"; or

                  (B) a percentage that is not more than 200 percent of the average "contribution percentage" for all other "eligible participants" for the "testing year" and that is not more than two percentage points higher than the average "contribution percentage" for all other "eligible participants" for the "testing year", unless the "excess contributions", determined as provided in Section 7.8, are distributed as provided in Section 7.9.

In determining the "contribution percentage" for any "eligible participant" who is a Highly Compensated Employee for the Plan Year, "matching contributions", "employee contributions", "qualified nonelective contributions", and "elective contributions" (to the extent that "qualified nonelective contributions" and "elective contributions" are taken into account in determining "contribution percentages") made to his accounts under any plan of an Employer or a Related Company that is not mandatorily disaggregated pursuant to IRS regulations
Section 1.410(b)-7(c), as modified by IRS regulations Section 1.401(k)-1(g)(11), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Code Section 401(m) do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or 410(b), the "contribution percentages" under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Code Section 401(m) only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "elective contributions", "qualified nonelective contributions", and/or "qualified matching contributions" taken into account in determining "contribution percentages" for any Plan Year.

                  Section 8. Determination and Allocation of Excess Matching Contributions Among Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation on Matching Contributions described in Section 7.7 is exceeded in any Plan Year, the Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the contributions included in determining the "contribution percentage" of Highly Compensated Employees in order of their "contribution percentages" as follows:

                  (A) The highest "contribution percentage(s)" shall be reduced to the greater of (1) the maximum "contribution percentage" that satisfies the limitation on Matching Contributions described in Section 7.7 or
(2) the next highest "contribution percentage".

                  (B) If the limitation on Matching Contributions described in Section 7.7 would still be exceeded after application of the provisions of paragraph (a), the Administrator shall continue reducing "contribution percentages" of Highly Compensated Employees, continuing with the next highest "contribution percentage", in the manner provided in paragraph (a) until the limitation on Matching Contributions described in Section 7.7 is satisfied.

The determination of the amount of excess Matching Contributions shall be made after application of Sections 7.2, 7.3, and 7.6, if applicable.

After determining the dollar amount of the "excess contributions" that have been made to the Plan, the Administrator shall allocate such excess among Highly Compensated Employees in order of the dollar amount of the Matching and Tax-Deferred Contributions (to the extent such contributions are included in determining "contribution percentages") allocated to their Accounts as follows:

(a) The contributions made on behalf of the Highly Compensated Employee(s) with the largest dollar amount of Matching and Tax-Deferred Contributions allocated to his Account for the Plan Year shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such Highly Compensated Employees), but not below the dollar amount of such contributions made on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of such contributions allocated to his Account for the Plan Year.

(b) If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions made on behalf of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of such contributions allocated to their

         Accounts for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

                  Section 9. Distribution of Excess Contributions

"Excess contributions" allocated to a Highly Compensated Employee pursuant to the preceding Section, plus any income and minus any losses attributable thereto, shall be distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Code Section 4979 on the Employer maintaining the Plan with respect to such amounts.

The distribution requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:

                  (A) Matching Contributions included in determining the Highly Compensated Employee's "contribution percentage" shall be distributed.

                  (B) Tax-Deferred Contributions included in determining the Highly Compensated Employee's "contribution percentage" shall be distributed.

                  Section 10. Multiple Use Limitation

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Code Section 401(m) shall apply: the sum of the average "deferral percentage" for Eligible Employees who are Highly Compensated Employees and the average "contribution percentage" for "eligible participants" who are Highly Compensated Employees may not exceed the "aggregate limit". In the event that, after satisfaction of the limitations provided under this Article, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the "deferral percentages" of Eligible Employees who are Highly Compensated Employees to the extent necessary to eliminate the excess, as provided in the preceding Sections. Instead of reducing "deferral percentages", the Administrator may determine to satisfy the multiple use limitation in an alternative manner, consistently applied, that may be permitted by regulations issued under Code Section 401(m).

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

                  Section 11. Treatment of Forfeited Matching Contributions

Any Matching Contributions that are forfeited pursuant to the provisions of the preceding Sections of this Article shall be applied against the Employer Contribution obligations for any subsequent Contribution Period of the Employer for which the Participant most recently performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Contribution Period with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Contribution Period, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Contribution Period.

                  Section 12. Determination of Income or Loss

The income or loss attributable to "excess contributions" that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participants' Accounts.

                  Section 13. Code Section 415 Limitations on Crediting of Contributions and Forfeitures

Notwithstanding any other provision of the Plan to the contrary, the "annual addition" with respect to a Participant for a "limitation year" shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Code Section 415(d)) or (ii) 25 percent of the Participant's compensation, as defined in Code
Section 415(c)(3) and regulations issued thereunder, for the "limitation year"; provided, however, that the limit in clause (i) shall be pro-rated for any short "limitation year". If the "annual addition" to the Account of a Participant in any "limitation year" would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made to the Participant's Account to the extent necessary in the following order:

         Tax-Deferred Contributions made on behalf of the Participant for the "limitation year" that have not been matched, if any, shall be reduced.

         Tax-Deferred Contributions made on behalf of the Participant for the "limitation year" that have been matched, if any, and the Matching Contributions attributable thereto shall be reduced pro rata.

         Profit-Sharing Contributions otherwise allocable to the Participant's Account for the "limitation year", if any, shall be reduced.

         Forfeitures otherwise allocable to the Participant's Account for the "limitation year", if any, shall be reduced.

The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the "limitation year".

Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the "limitation year" and shall be applied against the Employer's contribution obligation for the next following "limitation year" (and succeeding "limitation years", as necessary). If a suspense account is in existence at any time during a "limitation year", all amounts in the suspense account must be applied against the Employer's contribution obligation before any further contributions that would constitute "annual additions" may be made to the Plan. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust.

For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Code Section 415(c)(3) and regulations issued thereunder), a reasonable error in determining the amount of "elective contributions" that may be made with respect to any Participant under the limits of Code Section 415, or other limited facts and circumstances that justify the availability of the provisions set forth above.

                  Section 14. Application of Code Section 415 Limitations Where Participant is Covered Under Other Qualified Defined Contribution Plan

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the "annual addition" for the "limitation year" would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in the preceding Section, such excess shall be reduced first by returning the "employee contributions" made by the Participant for the "limitation year" under all defined contribution plans other than the Plan, and the income attributable thereto, to the extent necessary in the order prescribed by the Administrator. If the limitation contained in the preceding Section still is not satisfied after returning all of the "employee contributions" made by the Participant under all such other plans, the excess shall be reduced by returning or forfeiting, as provided in each such defined contribution plan, the "elective contributions" made on the Participant's behalf for the "limitation year" under all such other plans, and, if "elective contributions" are returned, the income attributable thereto, to the extent necessary in the order prescribed by the Administrator. If the limitation contained in the preceding Section still is not satisfied after returning or forfeiting all of the "elective contributions" made on the Participant's behalf under all such other plans, the portion of the employer contributions and of forfeitures for the "limitation year" under all such other plans that has been allocated to the Participant thereunder, but which exceeds the limitation set forth in the preceding Section, shall be deemed a forfeiture for the "limitation year" and shall be disposed of as provided in such other plans; provided, however, that the amount of the employer contributions and forfeitures that is a deemed forfeiture under this Section shall be effected in the order prescribed by the Administrator, but first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation still is not satisfied, then under such money purchase pension plan. If the limitation contained in the preceding Section still is not satisfied after all employer contributions and forfeitures under all such other defined contributions plans are deemed forfeited for the "limitation year", the limitation shall be satisfied by reducing "annual additions" under the Plan as provided in the preceding Section.

                  Section 15. Scope of Limitations

The Code Section 415 limitations contained in the preceding Sections shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Code Section 415(k). For purposes of applying the Code Section 415 limitations contained in the preceding Sections, the term "Related Company" shall be adjusted as provided in Code Section 415(h).

                                  ARTICLE XXIV
                            TRUST FUNDS AND ACCOUNTS

                  Section 1. General Fund

The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

                  Section 2. Investment Funds

The Sponsor shall determine the number and type of Investment Funds and shall communicate the same and any changes therein in writing to the Administrator and the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

The Sponsor may determine to offer one or more Investment Funds that are invested primarily in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in ERISA Section 407(d)(5). In no event may a Participant's Tax-Deferred Contributions made for any Plan Year beginning on or after January 1, 1999 in excess of one percent of the Participant's Compensation for such Plan Year be required to be invested in such equity securities.

                  Section 3. Loan Investment Fund

If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Sponsor shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. The assets of the loan Investment Fund shall be held as a separate trust fund. A Participant's loan Investment Fund shall be invested in the note(s) reflecting the loan(s) made to the Participant in accordance with the provisions of Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in Article XII.

                  Section 4. Income on Trust

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

                  Section 5. Accounts

As of the first date a contribution is made by or on behalf of an Employee there shall be established an Account in his name reflecting his interest in the Trust. Each Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

                  Section 6. Sub-Accounts

A Participant's Account shall be divided into such separate, individual Sub-Accounts as are necessary or appropriate to reflect the Participant's interest in the Trust.

                                   ARTICLE XXV
                            LIFE INSURANCE CONTRACTS

                  Section 1. No Life Insurance Contracts

A Participant's Account may not be invested in life insurance contracts on the life of the Participant.

                                  ARTICLE XXVI
                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

                  Section 1. Future Contribution Investment Elections

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which the contributions made on his behalf shall be invested. An Eligible Employee's investment election shall specify the percentage, in 1 percent increments, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he records a change of investment election with the Administrator, in such form as the Administrator shall prescribe. If recorded in accordance with any rules prescribed by the Administrator, a Participant's change of investment election may be implemented effective as of the date or dates specified by the Administrator. A Participant's change of investment election must be recorded with the Administrator such number of days prior to the effective date as the Administrator shall prescribe.

                  Section 2. Deposit of Contributions

All contributions made on a Participant's behalf shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election; provided, however, that any contributions made to the Plan in qualifying employer securities shall be allocated to the Employer stock Investment Fund, pending directions to the Administrator regarding their future investment. If no investment election is recorded with the Administrator at the time contributions are to be deposited to a Participant's Account, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

                  Section 3. Election to Transfer Between Funds

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's transfer election shall specify either
(i) a percentage, in 1 percent increments, of the amount eligible for transfer, which percentage may not exceed 100 percent or (ii) a dollar amount that is to be transferred. Any transfer election must be recorded with the Administrator, in such form as the Administrator shall prescribe. Subject to any restrictions pertaining to a particular Investment Fund, if recorded in accordance with any rules prescribed by the Administrator, a Participant's transfer election may be implemented effective as of the date or dates specified by the Administrator. A Participant's transfer election must be recorded with the Administrator such number of days prior to the effective date as the Administrator shall prescribe.

                  Section 4. 404(c) Protection

The Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                                 ARTICLE XXVII
                         CREDITING AND VALUING ACCOUNTS

                  Section 1. Crediting Accounts

All contributions made under the provisions of the Plan shall be credited to Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

                  Section 2. Valuing Accounts

Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

                  Section 3. Plan Valuation Procedures

With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

                  (A) First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

                  (B) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

                  (C) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Accounts in the Trust Fund in the ratio of the balance of the portion of such Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Accounts in the Trust Fund similarly adjusted, and each Account in the Trust Fund shall be credited or charged with the amount of its allocated share.

                  Section 4. Finality of Determinations

The Trustee shall have exclusive responsibility for determining the value of each Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

                  Section 5. Notification

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the value of his Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                 ARTICLE XXVIII
                                      LOANS

                  Section 1. Application for Loan

A Participant who is a party in interest as defined in ERISA Section 3(14) may make application to the Administrator for a loan from his Account. Loans shall be made to Participants in accordance with written guidelines which are hereby incorporated into and made a part of the Plan. To the extent that such written guidelines comply with the requirements of Code Section 72(p), but are inconsistent with the provisions of this Article, such written guidelines shall be given effect.

As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan equal to the amount of the loan; provided, however, that in no event may the security interest exceed 50 percent of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. In the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding. No loan in excess of 50 percent of the Participant's vested interest under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

A loan shall not be granted unless the Participant consents to the charging of his Account for unpaid principal and interest amounts in the event the loan is declared to be in default.

                  Section 2. Reduction of Account Upon Distribution

Notwithstanding any other provision of the Plan, the amount of a Participant's Account that is distributable to the Participant or his Beneficiary under
Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Account and the Participant's vested interest in his Account is payable to more than one individual as Beneficiary, then the balance of the Participant's vested interest in his Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to each such individual.

                  Section 3. Requirements to Prevent a Taxable Distribution

Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this
Article:

                  (A) The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

                  (B) The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

                  (A) $50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

                  (B) 50 percent of the vested portions of the Participant's Account and his vested interest under all other plans maintained by an Employer or a Related Company.

                  (C) The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence (as defined in Code
Section 121) of the Participant.

                  (D) Substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly, except that if so provided in the written guidelines applicable to Plan loans, the amortization schedule may be waived and payments suspended while a Participant is on a leave of absence from employment with an Employer or any Related Company (for periods in which the Participant does not perform military service as described in paragraph (e)), provided that all of the following requirements are met:

                  (A) Such leave is either without pay or at a reduced rate of pay that, after withholding for employment and income taxes, is less than the amount required to be paid under the amortization schedule;

                  (B) Payments resume after the earlier of (a) the date such leave of absence ends or (b) the one-year anniversary of the date such leave began;

                  (C) The period during which payments are suspended does not exceed one year;

                  (D) Payments resume in an amount not less than the amount required under the original amortization schedule; and

                  (E) The waiver of the amortization schedule does not extend the period of the loan beyond the maximum period permitted under this Article.

                  (E) If a Participant is absent from employment with any Employer or any Related Company for a period during which he performs services in the uniformed services (as defined in chapter 45 of title 38 of the United States Code), whether or not such services constitute qualified military service, the suspension of payments shall not be taken into account for purposes of applying either paragraph (c) or paragraph (d) of this Section provided that all of the following requirements are met:

                  (A) Payments resume upon completion of such military service;

                  (B) Payments resume in an amount not less than the amount required under the original amortization schedule and continue in such amount until the loan is repaid in full;

                  (C) Upon resumption, payments are made no less frequently than required under the original amortization schedule and continue under such schedule until the loan is repaid in full; and

                  (D) The loan is repaid in full, including interest accrued during the period of such military service, no later than the last scheduled repayment date under the original amortization schedule extended by the period of such military service.

                  (F) The loan shall be evidenced by a legally enforceable agreement that demonstrates compliance with the provisions of this section.

                  Section 4. Administration of Loan Investment Fund

Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, as directed by the Administrator, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this Article shall be deposited to his Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

                  Section 5. Default

If either (1) a Participant fails to make or cause to be made, any payment required under the terms of the loan by the end of the calendar quarter following the calendar quarter in which the payment was due, unless payment is not made because the Participant is on a leave of absence and the amortization schedule is waived as provided in Section 12.3(d) or (e), or (2) there is an outstanding principal balance existing on a loan after the last scheduled repayment date (extended as provided in Section 12.3(e), if applicable), the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

                  Section 6. Deemed Distribution Under Code Section 72(p)

If a Participant's loan is in default as provided in Section 12.5, the Participant shall be deemed to have received a taxable distribution in the amount of the outstanding loan balance as required under Code Section 72(p), whether or not distribution may actually be made from the Plan without adversely affecting the tax qualification of the Plan.

If a Participant is deemed to have received distribution of an outstanding loan balance hereunder, no further loans may be made to such Participant from his Account unless either (a) there is a legally enforceable arrangement among the Participant, the Plan, and the Participant's employer that repayment of such loan shall be made by payroll withholding or (b) the loan is secured by such additional collateral consisting of real, personal, or other property satisfactory to the Administrator to provide adequate security for the loan.

                  Section 7. Treatment of Outstanding Balance of Loan Deemed Distributed Under Code Section 72(p)

With respect to any loan made on or after January 1, 2002, the balance of such loan that is deemed to have been distributed to a Participant hereunder shall cease to be an outstanding loan for purposes of Code Section 72(p) and a Participant shall not be treated as having received a taxable distribution when his Account is offset by such outstanding loan balance as provided in Section
12.5. Any interest that accrues on a loan after it is deemed to have been distributed shall not be treated as an additional loan to the Participant and shall not be included in the Participant's taxable income as a deemed distribution. Notwithstanding the foregoing, however, unless a Participant repays such loan, with interest, the amount of such loan, with interest thereon calculated as provided in the original loan note, shall continue to be considered an outstanding loan for purposes of determining the maximum permissible amount of any subsequent loan under Section 12.3(b).

If a Participant elects to make payments on a loan after it is deemed to have been distributed hereunder, such payments shall be treated as After-Tax Contributions to the Plan solely for purposes of determining the taxable portion of the Participant's Account and shall not be treated as After-Tax Contributions for any other Plan purpose, including application of the limitations on contributions applicable under Code Sections 401(m) and 415.

                  Section 8. Special Rules Applicable to Loans

Any loan made hereunder shall be subject to the following rules:

                  (A) Loans Limited to Eligible Employees: No loans shall be made to an Employee who makes a Rollover Contribution in accordance with
Article V, but who is not an Eligible Employee as provided in Article III.

                  (B) Minimum Loan Amount: A Participant may not request a loan for less than $1,000.

                  (C) Maximum Number of Outstanding Loans: A Participant with an outstanding loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or obtain a second loan for the purpose of paying off the existing loan. The provisions of this paragraph shall not apply to any loans made prior to the effective date of this amendment and restatement; provided, however, that any such loan shall be taken into account in determining whether a Participant may apply for a new loan hereunder.

                  (D)      Limit on Loans Made During 12-Month Period:
Regardless of the number of loans outstanding to a Participant, no more than one loan shall be made to the Participant during a calendar year, Plan Year, or such other consistent 12-month period designated by the Administrator.

                  (E) Maximum Period for Principal Residence Loan: The term of any loan to a Participant that is used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence (as defined in Code Section 121) of the Participant shall be no greater than ten years.

                  (F) Pre-Payment Without Penalty: A Participant may pre-pay the balance of any loan hereunder prior to the date it is due without penalty.

                  (G) Effect of Termination of Employment: Upon a Participant's termination of employment, the balance of any outstanding loan hereunder shall immediately become due and owing.

                  (H) No Roll Over of Loans: A Participant may not elect to roll over any loan note held pursuant to the provisions of this Article.

                                  ARTICLE XXIX
                           WITHDRAWALS WHILE EMPLOYED

                  Section 1. Age 59 1/2 Withdrawals

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his vested interest in any of the following Sub-Accounts:

                  (A)      his Tax-Deferred Contributions Sub-Account.

                  (B)      his Rollover Contributions Sub-Account.

                  Section 2. Overall Limitations on Non-Hardship Withdrawals

Non-hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

                  (A) A Participant must apply for a non-hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

                  (B) Withdrawals may be made effective as soon as administratively practicable after the Administrator's approval of the Participant's withdrawal application.

                  Section 3. Hardship Withdrawals

A Participant who is employed by an Employer or a Related Company and who is determined by the Administrator to have incurred a hardship in accordance with the provisions of this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his vested interest in any of the following Sub-Accounts:

                  (A) his Tax-Deferred Contributions Sub-Account, excluding any income credited to such Sub-Account after September 24, 1988.

                  Section 4. Hardship Determination

The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

                  (A) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in
Section 213(d) of the Code;

                  (B) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (C) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant;

                  (D) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (E) costs directly related to the funeral expenses of the Participant's spouse or any dependent of the Participant.

                  Section 5. Satisfaction of Necessity Requirement for Hardship Withdrawals

A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Participant satisfies all of the following requirements:

                  (A) The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

                  (B) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

                  (C) The Participant's Tax-Deferred Contributions and the Participant's "elective contributions" and "employee contributions", as defined in Article VII, under all other qualified and non-qualified deferred compensation plans maintained by an Employer or any Related Company shall be suspended for at least 12 months after his receipt of the withdrawal.

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

                  (D) The Participant's Tax-Deferred Contributions and "elective contributions", as defined in Article VII, for his taxable year immediately following the taxable year of the withdrawal shall not exceed the applicable limit under Code Section 402(g) for such next taxable year less the amount of the Participant's Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

                  Section 6. Conditions and Limitations on Hardship Withdrawals

Hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

                  (A) A Participant must apply for a hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

                  (B) Hardship withdrawals may be made effective as soon as administratively practicable after the Administrator's approval of the Participant's withdrawal application.

                  (C) The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                  Section 7. Order of Withdrawal from a Participant's
Sub-Accounts

Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

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                                   ARTICLE XXX
                  TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

                  Section 1. Termination of Employment and Settlement Date

A Participant's Settlement Date shall occur on the date he terminates employment with the Employers and all Related Companies because of death, Disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

                  Section 2. Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of the Plan or any merged plan and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

                  (A) he returns to employment with an Employer or a Related Company before he incurs five consecutive Breaks in Service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Account;

                  (B) he resumes employment covered under the Plan before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii) the date he incurs five consecutive Breaks in Service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Account; and

                  (C) if he received actual distribution of his vested interest in his Account, he repays to the Plan the full amount of such distribution before the earlier of (i) the end of the five year period beginning on the date he is reemployed or (ii) the date he incurs five consecutive Breaks in Service commencing after the date he received distribution of his vested interest in his Account.

Funds needed in any Plan Year to recredit the Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, to the extent that it has not yet been allocated among Participants' Accounts as provided in Article XI, with each Trust Fund being charged with the amount of such income proportionately, unless his

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

Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

                                  ARTICLE XXXI
                                  DISTRIBUTIONS

                  Section 1. Distributions to Participants

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

                  Section 2. Distributions to Beneficiaries

If a Participant dies prior to his Benefit Payment Date, his Beneficiary shall receive distribution of the Participant's vested interest in his Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

                  (A) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

                  (B) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his vested interest in his Account begins under this Article, but before his entire vested interest in his Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

                  Section 3. Cash Outs and Participant Consent

Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Account does not exceed $5,000, distribution of such vested interest shall be made to the Participant in a single sum payment or through a direct rollover, as described in Article XVI, as soon as reasonably practicable following his Settlement Date. If a Participant has no vested interest in his Account on his Settlement Date, he shall be deemed to have received distribution of such vested interest on his Settlement Date.

If a Participant's vested interest in his Account exceeds $5,000, distribution shall not commence to such Participant prior to the date he attains age 62 without the Participant's written consent.

                  Section 4. Required Commencement of Distribution

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Account shall commence to the Participant no later than the earlier of:

                  (A) unless the Participant elects a later date, 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the tenth anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

                  (B)      his Required Beginning Date.

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Code Section 401(a)(9) and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

                  Section 5. Reemployment of a Participant

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall continue to have a right to any distribution or further distributions from the Trust arising from his prior Settlement Date and any amounts credited to his Separate Account with respect to employment after his prior Settlement Date shall be accounted for separately.

                  Section 6. Restrictions on Alienation

Except as provided in Code Section 401(a)(13) (relating to qualified domestic relations orders), Code Section 401(a)(13)(C) and (D) (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)-13(b)(2) of Treasury regulations (relating to Federal tax levies and judgments), or as otherwise required by law, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

                  Section 7. Facility of Payment

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefore shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefore under the Plan.

                  Section 8. Inability to Locate Payee

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

                  Section 9. Distribution Pursuant to Qualified Domestic Relations Orders

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Code
Section 414(p), regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

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

                                  ARTICLE XXXII
                                 FORM OF PAYMENT

                  Section 1. Normal Form of Payment

Unless a Participant, or his Beneficiary, if the Participant has died, elects the optional form of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum cash payment.

                  Section 2. Optional Form of Payment

A Participant, or his Beneficiary, as the case may be, may elect to receive distribution of all or a portion of his Account in one or a combination of the following optional forms of payment:

(a) Stated Amount - Distribution of a portion of the Participant's Account shall be made to him as a cash payment. The Participant will specify the dollar amount of the distribution.

(b) Installment Payments - Distribution shall be made in a series of cash installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Account unless the Participant elects a more rapid distribution schedule. The determination of life expectancies shall be made on the basis of the expected return multiples in Tables V or VI of Section 1.72-9 of the Treasury regulations and shall be calculated once at the time installment payments begin.

                  Section 3. Change of Election

A Participant or Beneficiary who has elected the optional form of payment may revoke or change his election at any time prior to his Benefit Payment Date by filing his election with the Administrator in the form prescribed by the Administrator.

                  Section 4. Direct Rollover

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in a form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have a portion or all of any "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee". Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover.

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

Notwithstanding the foregoing, a "qualified distributee" may not elect a direct rollover with respect to an "eligible rollover distribution" if the total value of such distribution is less than $200 or with respect to a portion of an "eligible rollover distribution" if the value of such portion is less than $500. For purposes of this Section, the following terms have the following meanings:

                  (A) An "eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a) that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Code Section 401(a).

                  (B) An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Account; provided, however, that an eligible rollover distribution does not include the following:

                  (A) any distribution to the extent such distribution is required under Code Section 401(a)(9).

                  (B) any distribution that is one of a series of substantially equal periodic payment made not less frequently than annually for the life or life expectancy of the "qualified distributee" or the joint lives or life expectancies of the "qualified distributee" and the "qualified distributee's" designated beneficiary, or for a specified period of ten years or more.

                  (C) any hardship withdrawal of Tax-Deferred Contributions made in accordance with the provisions of Article XIII.

                  (C) A "qualified distributee" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

                  Section 5. Notice Regarding Forms of Payment

Within the 60 day period ending 30 days before a Participant's Benefit Payment Date, the Administrator shall provide the Participant with a written explanation of his right to defer

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

distribution until age 62, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment provided under the Plan. Distribution of the Participant's Account may commence fewer than 30 days after such notice is provided to the Participant if (i) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to age 62 and his form of payment for a period of at least 30 days following his receipt of the notice and (ii) the Participant, after receiving the notice, affirmatively elects an early distribution.

                  Section 6. Reemployment

If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Account, his prior election of a form of payment hereunder shall continue to apply to that portion of his Account attributable to his prior employment.

                  Section 7. Distribution in the Form of Employer Stock

Notwithstanding any other provision of the Plan to the contrary, to the extent that his Account is invested in Employer stock on the date distribution is to be made to a Participant, the Participant may elect to receive distribution of the fair market value of such Account in the form of Employer stock.

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

                                 ARTICLE XXXIII
                                  BENEFICIARIES

                  Section 1. Designation of Beneficiary

An unmarried Participant's Beneficiary shall be the person or persons designated by such Participant in accordance with rules prescribed by the Administrator. A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. For purposes of this Section, a Participant shall be treated as unmarried and spousal consent shall not be required if the Participant is not married on his Benefit Payment Date.

If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the deceased Participant's surviving children in equal shares or, if there are no surviving children, the Participant's surviving parents in equal shares or, if there are no surviving parents, the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if the Participant has not designated another Beneficiary to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

                  Section 2. Spousal Consent Requirements

Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken, must specify any non-spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent, and must be witnessed by a Plan representative or a notary public. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                  ARTICLE XXXIV
                                 ADMINISTRATION

                  Section 1. Authority of the Sponsor

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in ERISA Section 402(a)(2). The Sponsor, by action of its board of directors, may:

                  (A) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in ERISA Section 405(c)(3)) among named fiduciaries; and

                  (B) designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

                  Section 2. Discretionary Authority

In carrying out its duties under the Plan, including making benefit determinations, interpreting or construing the provisions of the Plan, and resolving disputes, the Sponsor (or any individual to whom authority has been delegated in accordance with Section 18.1) shall have absolute discretionary authority.

                  Section 3. Action of the Sponsor

Any act authorized, permitted, or required to be taken under the Plan by the Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the

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

members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the Sponsor's board of directors or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this Section.

                  Section 4. Claims Review Procedure

Except to the extent that the provisions of any collective bargaining agreement provide another method of resolving claims for benefits under the Plan, the provisions of this Section shall control with respect to the resolution of such claims. Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary, (iv) that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, (v) records and other information relevant to the Claimant's claim, a description of the review procedures and in the event of an adverse review decision, a statement describing any voluntary review procedures and the Claimant's right to obtain copies of such procedures, and (vi) a statement that there is no further administrative review following the initial review, and that the Claimant has a right to bring a civil action under ERISA Section 502(a) if the Sponsor's decision on review is adverse to the Claimant. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

                  (A) the date on which the Claimant's request was filed with the Sponsor; provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

                  (B) the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

                  (C) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

                  (D) any written material (offered as exhibits) which the Claimant desires the Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and Plan provisions upon which the Sponsor's decision was based.

Notwithstanding the foregoing, special procedures apply for processing claims and reviewing prior claim determinations if a Claimant's claim for benefits is contingent upon a determination as to whether a Participant is Disabled under the Plan.

                  Section 5. Qualified Domestic Relations Orders

The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Code Section 414(p) and regulations issued thereunder.

                  Section 6. Indemnification

In addition to whatever rights of indemnification the members of the Sponsor's board of directors or any employee or employees of the Sponsor to whom any power, authority, or responsibility is delegated pursuant to Section 18.3, may be entitled under the articles of incorporation or regulations of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

                  Section 7. Actions Binding

Subject to the provisions of Section 18.4, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                  ARTICLE XXXV
                            AMENDMENT AND TERMINATION

                  Section 1. Amendment

Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

                  Section 2. Limitation on Amendment

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries. The Sponsor shall make no retroactive amendment to the Plan unless such amendment satisfies the requirements of Code Section 401(b) and/or Section 1.401(a)(4)-11(g) of the Treasury regulations, as applicable.

                  Section 3. Termination

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

                  (A) As of the termination date, each Investment Fund shall be valued and all Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of
Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

                  (B) All Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of
Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Account.

                  (C) Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)) unless (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), a tax credit employee stock ownership plan as defined in Code Section 409, or a simplified employee pension as defined in Code Section 408(k)) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (II), (III), and (IV) of sub-paragraph
(D)(i) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

                  Section 4. Reorganization

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant from his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if (i) the distribution would constitute a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I),

(II), (III), or (IV) of sub-paragraph (D)(i) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

                  Section 5. Withdrawal of an Employer

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                 ARTICLE XXXVI
                           ADOPTION BY OTHER ENTITIES

                  Section 1. Adoption by Related Companies

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

                  Section 2. Effective Plan Provisions

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                 ARTICLE XXXVII
                            MISCELLANEOUS PROVISIONS

                  Section 1. No Commitment as to Employment

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

                  Section 2. Benefits

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

                  Section 3. No Guarantees

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

                  Section 4. Expenses

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that the costs incident to the management of the assets of an Investment Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

                  Section 5. Precedent

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

                  Section 6. Duty to Furnish Information

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

                  Section 7. Merger, Consolidation, or Transfer of Plan Assets

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

                  Section 8. Back Pay Awards

The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV shall be made out of the proceeds of such back pay award or agreement. In addition, if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI or XXII for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI or XXII as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Account of such Participant. Any additional contributions made pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of the Plan.

                  Section 9. Condition on Employer Contributions

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Code Section 401(a), the exempt status of the Trust under Code Section 501(a), and the deductibility of the contribution under Code Section 404. Except as otherwise provided in this Section and Section 21.10, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

                  Section 10. Return of Contributions to an Employer

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

                  (A)      is made under a mistake of fact, or

                  (B)      is disallowed as a deduction under Code Section 404,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Code Section 401(a), any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under ERISA Section 403(c)(2)(B).

                  Section 11. Validity of Plan

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of Kentucky, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

                  Section 12. Trust Agreement

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

                  Section 13. Parties Bound

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

                  Section 14. Application of Certain Plan Provisions

For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan. A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X.

                  Section 15. Merged Plans

In the event another defined contribution plan (the "merged plan") is merged into and made a part of the Plan, each Employee who was eligible to participate in the "merged plan" immediately prior to the merger shall become an Eligible Employee on the date of the merger. In no event shall a Participant's vested interest in his Sub-Account attributable to amounts transferred to the Plan from the "merged plan" (his "transferee Sub-Account") on and after the merger be less than his vested interest in his account under the "merged plan" immediately prior to the merger. Notwithstanding any other provision of the Plan to the contrary, a Participant's service credited for eligibility and vesting purposes under the "merged plan" as of the merger, if any, shall be included as Eligibility and Vesting Service under the Plan to the extent Eligibility and Vesting Service are credited under the Plan. Special provisions applicable to a Participant's "transferee Sub-Account", if any, shall be specifically reflected in the Plan or in an Addendum to the Plan.

                  Section 16. Transferred Funds

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

                  Section 17. Veterans Reemployment Rights

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u). The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service.

                  Section 18. Delivery of Cash Amounts

To the extent that the Plan requires the Employers to deliver cash amounts to the Trustee, such delivery may be made through any means acceptable to the Trustee, including wire transfer.

                  Section 19. Written Communications

Any communication among the Employers, the Administrator, and the Trustee that is stipulated under the Plan to be made in writing may be made in any medium that is acceptable to the receiving party and permitted under applicable law. In addition, any communication or disclosure to or from Participants and/or Beneficiaries that is required under the terms of the Plan to be made in writing may be provided in any other medium (electronic, telephonic, or otherwise) that is acceptable to the Administrator and permitted under applicable law.

                                 ARTICLE XXXVIII
                              TOP-HEAVY PROVISIONS

                  Section 1. Definitions

For purposes of this Article, the following terms shall have the following meanings:

The "COMPENSATION" of an employee means compensation as defined in Code Section 415 and regulations issued thereunder. In no event, however, shall the "compensation" of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the "compensation" of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual "compensation" limitation described above shall be adjusted with respect to that Participant by multiplying the annual "compensation" limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is "required" for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on "compensation" for a period of at least 12 months.

The "DETERMINATION DATE" with respect to any Plan Year means the last day of the preceding Plan Year, except that the "determination date" with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

A "KEY EMPLOYEE" means any Employee or former Employee who is a "key employee" pursuant to the provisions of Code Section 416(i)(1) and any Beneficiary of such Employee or former Employee.

A "NON-KEY EMPLOYEE" means any Employee who is not a "key employee".

A "PERMISSIVE AGGREGATION GROUP" means those plans included in each Employer's "required aggregation group" together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Code Sections 401(a)(4) and 410.

A "REQUIRED AGGREGATION GROUP" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a "key employee" participates and each other plan that enables a plan in which a "key employee" participates to meet the requirements of Code Section 401(a)(4) or Code Section 410, including any plan that terminated within the five-year period ending on the relevant "determination date".

A "SUPER TOP-HEAVY GROUP" with respect to a particular Plan Year means a "required" or "permissive aggregation group" that, as of the "determination date", would qualify as a "top-heavy group" under the definition in this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

A "SUPER TOP-HEAVY PLAN" with respect to a particular Plan Year means a plan that, as of the "determination date", would qualify as a "top-heavy plan" under the definition in this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a "super top-heavy group".

A "TOP-HEAVY GROUP" with respect to a particular Plan Year means a "required" or "permissive aggregation group" if the sum, as of the "determination date", of the present value of the cumulative accrued benefits for "key employees" under all defined benefit plans included in such group and the aggregate of the account balances of "key employees" under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

A "TOP-HEAVY PLAN" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the "determination date", the aggregate of the accounts (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) of "key employees" exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the "determination date", (ii), in the case of a defined benefit plan, a plan for which, as of the "determination date", the present value of the cumulative accrued benefits payable under the plan (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) to "key employees" exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits for employees (other than "key employees") to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Code Section 411(b)(1)(C) and including the present value of any part of any accrued benefits distributed in the five-year period ending on the "determination date", and (iii) any plan (including any simplified employee pension plan) included in a "required aggregation group" that is a "top-heavy group". For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the "determination date" shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a "required" or "permissive aggregation group". A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a "required" or "permissive aggregation group" that is not a "top-heavy group", such plan shall not be a "top-heavy plan".

The "VALUATION DATE" with respect to any "determination date" means the most recent Valuation Date occurring within the 12-month period ending on the "determination date".

                  Section 2. Applicability

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a "top-heavy plan" as hereinafter defined. If the Plan is determined to be a "top-heavy plan" and upon a subsequent "determination date" is determined no longer to be a "top-heavy plan", the vesting provisions of
Article VI shall again become applicable as of such subsequent "determination date"; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article VI, to continue to have his vested interest in his Employer Contributions Sub-Account determined in accordance with the vesting schedule specified in Code Section 22.5.

                  Section 3. Minimum Employer Contribution

If the Plan is determined to be a "top-heavy plan" for a Plan Year, the Employer Contributions, other than Matching Contributions, and forfeitures allocated to the Account of each "non-key employee" who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his "compensation" or (ii) the largest percentage of "compensation" that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Account of any "key employee"; except that, in the event the Plan is part of a "required aggregation group", and the Plan enables a defined benefit plan included in such group to meet the requirements of Code Section 401(a)(4) or 410, the minimum allocation of Employer Contributions and forfeitures to each such "non-key employee" shall be three percent of the "compensation" of such "non-key employee". Any minimum allocation to a "non-key employee" required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of "compensation", or whether he declined to make elective or mandatory contributions.

In lieu of the minimum top-heavy allocation otherwise required under this Section, each "non-key employee" who is an Eligible Employee and is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan or another top-heavy defined contribution plan or plans maintained by an Employer or a Related Company will receive the top-heavy benefits provided under the defined benefit plan or the minimum top-heavy allocation provided under such other defined contribution plan or plans, as applicable.

Employer Contributions allocated to a Participant's Account in accordance with this Section shall be considered "annual additions" under Article VII for the "limitation year" for which they are made and shall be separately accounted for. Employer Contributions allocated to a Participant's Account shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election.

                  Section 4. Accelerated Vesting

If the Plan is determined to be a "top-heavy plan", a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

------------------------------------------------------------------------
    YEARS OF VESTING SERVICE                VESTED INTEREST
------------------------------------------------------------------------
           less than 3                            0%
------------------------------------------------------------------------
           3 or more                            100%
------------------------------------------------------------------------

                  Section 5. Exclusion of Collectively-Bargained Employees

Notwithstanding any other provision of this Article, Employees who are covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers shall not be included in determining whether or not the Plan is a "top-heavy plan". In addition, such Employees shall not be entitled to a minimum allocation or accelerated vesting under this Article, unless otherwise provided in the collective bargaining agreement.

                                  ARTICLE XXXIX
                                 EFFECTIVE DATE

                  Section 1. GUST Effective Dates

Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), (ii) Small Business Job Protection Act of 1996 ("SBJPA"),
(iii) the Taxpayer Relief Act of 1997 ("TRA '97"), (iv) any other change in the Code or ERISA, or (v) regulations, rulings, or other published guidance issued under the Code, ERISA, USERRA, SBJPA, or TRA '97 (collectively the "GUST required changes"), the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an Employee or a waiver or exemption issued under the Code, ERISA, USERRA, SBJPA, or TRA '97), including, but not limited to, the changes listed below. In addition, the changes listed below are effective with regard to each of the "merged plans" as of the effective dates listed below.

                  (A) The addition of a new Section to Article XXI entitled "Veterans Reemployment Rights" is effective December 12, 1994.

                  (B) The following changes are effective for Plan Years beginning after December 31, 1996:

                  (A)      elimination of the family aggregation requirements;

                  (B) changes to the definition of "Highly Compensated Employee" in Article I of the Plan;

                  (C)      changes to the definition of "leased employee" in
         Article I or II, as applicable;

                  (D) changes to the 401(k) discrimination test in Article VII of the Plan and changes to the method of correction where the Plan fails to satisfy the test; and

                  (E) changes to the 401(m) discrimination test in Article VII of the Plan and changes to the method of correction where the Plan fails to satisfy the test.

                  (C) Changes in the definition of "Required Beginning Date" in Article I of the Plan are effective January 1, 1997, but with respect only to Employees who attain age 70 1/2 on or after that date.

                  (D) Changes to the anti-alienation provisions of Article XV to include the exceptions in Code Section 401(a)(13)(C) and (D) are effective for judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

                  (E) The increase in the cashout limit from $3,500 to the limit specified in the Plan is effective September 28, 1997.

                  (F) Elimination of the look back rule for determining whether the value of a Participant's Account exceeds the cashout limit is effective March 22, 1999.

                  (G) Exclusion of hardship withdrawals of Tax-Deferred Contributions from the definition of "eligible rollover distribution" is effective January 1, 1999.

                  (H) Elimination of the combined limit on defined benefit and defined contribution plans under Code Section 415(e) is effective the first day of the first "limitation year" beginning on or after January 1, 2000.

                                      * * *

         EXECUTED AT Newport, Kentucky, this 26th day of August, 2003.

                                    NS GROUP, INC.

                                    By: /s/ Frank J. LaRosa
                                        -------------------------------
                                        Title: Vice President of Human Resources
                                                and Information Services

                                 FIRST AMENDMENT
                                     TO THE
                   NS GROUP EMPLOYEES RETIREMENT SAVINGS PLAN
                         (September 2, 2003 Restatement)

                           EGTRRA Good Faith Amendment

         WHEREAS, NS Group, Inc. (the "Sponsor") adopted the NS Group Employees Retirement Savings Plan, previously known as the NS Group, Inc. Salaried Employees Retirement Savings Plan (the "Plan"), and most recently revised and restated effective September 2, 2003;

         WHEREAS, the Newport Steel Corporation Hourly Employees Retirement Savings Plan and the Koppel Steel Corporation Hourly Employees Retirement Savings Plan (the "Merged Plans") were merged into the Plan effective September 2, 2003;

         WHEREAS, certain provisions of this Amendment applied to Participants under the Merged Plans (the "Union Employees") as of March 1, 2003, and certain provisions of this Amendment applied to the Participants under the NS Group, Inc. Salaried Employees Retirement Savings Plan (the "Non-Union Employees") as of January 1, 2002;

         WHEREAS, the Sponsor desires to amend the Plan and the Merged Plans to satisfy the "good faith" amendment requirement of IRS Notice 2001-57 for purposes of complying with the applicable changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"); and

         NOW, THEREFORE, the Plan and the Merged Plans are hereby amended by the adoption of the following Addendum to the Plan:

                             ADDENDUM INCORPORATING
                           EGTRRA GOOD FAITH AMENDMENT

Adoption and Effective Date of Amendment. This Amendment to the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

Supersession of Inconsistent Provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.       INCREASE IN COMPENSATION LIMIT
         (Article I--Definitions)

         The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

2.       INCREASE IN TAX-DEFERRED CONTRIBUTION LIMITS
         (Article IV--Tax Deferred Contributions)

         The maximum amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee for a payroll period cannot exceed the maximum amount permitted to be made on his behalf under the Internal Revenue Code.

         Effective date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

3.       ELECTIVE DEFERRALS--CONTRIBUTION LIMITATION
         (Article IV--Tax Deferred Contributions)

         No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer or Related Employer during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect for such taxable year, except to the extent permitted under the "catch-up contribution" provisions of this Amendment and Code Section 414(v).

4.       CATCH-UP CONTRIBUTIONS
         (Article IV--Tax Deferred Contributions)

         All employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make "catch-up contributions" in accordance with, and subject to the limitations of, Code Section 414(v). Such "catch-up contributions" shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as
         applicable, by reason of the making of such "catch-up contributions".

         Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         For purposes of the Plan, "catch-up contributions" are excluded from eligibility for Matching Contributions under the Plan.

5.       ROLLOVERS FROM OTHER PLANS
         (Article V--After-Tax and Rollover Contributions)

         The Plan shall accept as Rollover Contributions the Participant rollover contributions and/or "direct rollovers" of distributions made after the Effective Dates specified in this Section from the types of plans specified in this Section:

         Direct Rollovers. The Plan will accept a direct rollover of an "eligible rollover distribution" from:

         (a) A qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions.

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         (b) An annuity contract described in Code Section 403(b), excluding after-tax employee contributions.

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         (c) An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         Participant Rollover Contributions from Other Plans. The Plan will accept a participant contribution of an "eligible rollover distribution" from:

         (a)      A qualified plan described in Code Section 401(a) or 403(a).

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         (b)      An annuity contract described in Code Section 403(b).

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         (c) An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         Participant Rollover Contributions from IRAs. The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

                  Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

6.       INCREASE IN TEST COMPENSATION
         (Article VII--Limitations on Contribution)

         The annual compensation of each Participant taken into account for purposes of the ADP and ACP testing provisions of the Plan for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual compensation means compensation within the meaning of Code Section 415(c)(3) during the Plan Year. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the Plan Year that begins with or within such calendar year.

7.       REPEAL OF MULTIPLE USE TEST
         (Article VII--Limitations on Contribution)

         The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Article VII of the Plan shall not apply for Plan Years beginning after December 31, 2001.

8.       LIMITATIONS ON CONTRIBUTIONS
         (Article VII -- Limitations on Contribution)

         Effective for "limitation years" beginning after December 31, 2001, and except to the extent permitted under the "catch-up contribution" provisions of this Amendment and Code Section 414(v), if applicable, the "annual addition" that may be contributed or allocated to a Participant's Account under the Plan for any "limitation year" shall not exceed the lesser of:

         (a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

         (b) 100 percent of the Participant's compensation, within the meaning of Code Section 415(c)(3), for the "limitation year". The compensation limit referred to in this paragraph (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an "annual addition".

9.       SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION
         (Article XIII -- Withdrawals While Employed)

         Hardship Withdrawals On and After Special Effective Date. A Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the Special Effective Date below shall be prohibited from making "elective contributions" and "employee contributions", as defined in
         Section 7.1, under this Plan and all other plans maintained by an Employer or a Related Company for six months after receipt of the distribution.

         Hardship Withdrawals Preceding Special Effective Date. A Participant who makes a hardship withdrawal of Tax-Deferred Contributions during the period immediately preceding the Special Effective Date below shall be prohibited from making "elective contributions" and "employee contributions", as defined in Section 7.1, under this Plan and all other plans maintained by an Employer or a Related Company for six months after receipt of the distribution (or, if later, until the Special Effective Date).

         Special Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         Safe Harbor Plan

         Hardship Withdrawals On and After Safe Harbor Effective Date. Notwithstanding the foregoing provisions, if the Plan consists of a cash or deferred arrangement which meets the requirements of Code
         Section 401(k)(12) and Matching Contributions which meets the requirements of Code Section 401(m)(11), then a Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the Special Effective Date below shall be prohibited from making "elective contributions" and "employee contributions", as defined in Section 7.1, under this Plan and all other plans maintained by an Employer or a Related Company for six months after receipt of the distribution.

         Hardship Withdrawals Preceding Safe Harbor Effective Date. Further, a Participant who makes a hardship withdrawal of Tax-Deferred Contributions during the period immediately preceding the Safe Harbor Effective Date below shall be prohibited from making "elective contributions" and "employee contributions", as defined in Section 7.1, under this Plan and all other plans maintained by an Employer or a Related Company for six months after receipt of the distribution (or, if later, until the Safe Harbor Effective Date).

         Safe Harbor Effective Date: N/A.

10. ELIMINATION OF REDUCTION IN 402(g) LIMIT FOR YEAR FOLLOWING YEAR IN WHICH HARDSHIP DISTRIBUTION MADE
         (Article XIII -- Withdrawals While Employed)

         Hardship Withdrawals On and After Special Effective Date. A Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the Special Effective Date below shall not have his maximum Tax-Deferred Contributions and "elective contributions" for the taxable year following the taxable year of the withdrawal reduced under Code
         Section 402(g) by the amount of his Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

         Hardship Withdrawals Preceding Special Effective Date. A Participant who makes a hardship withdrawal of Tax-Deferred Contributions during the period immediately preceding the Special Effective Date below shall not have his maximum Tax-Deferred Contributions and "elective contributions" for the taxable year following the taxable year of the withdrawal reduced under Code Section 402(g) by the amount of his Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

         Special Effective Date: With respect to Non-Union Employees, January 1, 2002; with respect to Union Employees, March 1, 2003.

         Safe Harbor Plan

         Hardship Withdrawals On and After Safe Harbor Effective Date. Notwithstanding the foregoing provisions, if the Plan consists of a cash or deferred arrangement which meets the requirements of Code
         Section 401(k)(12) and Matching Contributions with respect to which the requirements of Code Section 401(m)(11), then a Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the Safe Harbor Effective Date below shall not have his maximum Tax-Deferred Contributions and "elective contributions" for the taxable year following the taxable year of the withdrawal reduced under Code Section 402(g) by the amount of his Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

         Hardship Withdrawals Preceding Safe Harbor Effective Date. A Participant who makes a hardship withdrawal of Tax-Deferred Contributions during the period immediately preceding the Special Effective Date below shall not have his maximum Tax-Deferred

         Contributions and "elective contributions" for the taxable year following the taxable year of the withdrawal reduced under Code Section 402(g) by the amount of his Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

         Safe Harbor Effective Date: N/A.

11.      ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS
         (Article XV -- Distributions)

         For purposes of the Section in Article XV entitled "Cash Outs and Participant Consent," the value of a Participant's vested interest in his Account shall be determined without regard to that portion of the account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16). If the value of the Participant's vested interest in his Account as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire vested interest in his Account.

         This Section shall apply to distributions after December 31, 2001 with respect to Non-Union Employees who separate from service after December 31, 2001, and distributions after February 28, 2003 with respect to Union Employees who separate from service after February 28, 2003.

12.      DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS
         (Article XVI -- Form of Payment)

         Effective with respect to distributions made after December 31, 2001 to Non-Union Employees and distributions made after February 28, 2003 to Union Employees, for purposes of the direct rollover provisions of
         Article XVI, the following provisions shall apply:

         Eligible Retirement Plan. An "eligible retirement plan" shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

         Hardship Withdrawals. Any amount that is distributed on account of hardship shall not be an "eligible rollover distribution" and the distributee may not elect to have any portion of such a distribution paid directly to an "eligible retirement plan".

13.      MODIFICATION OF TOP-HEAVY RULES
         (Article XXII -- Top Heavy Provisions)

         This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Section amends Article XXII of the Plan.

         Determination of Top Heavy Status

         Key Employee. A "key employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the "determination date" was an officer of an Employer or a Related Company having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of an Employer or a Related Company, or a 1-percent owner of an Employer or a Related Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code
         Section 415(c)(3). The determination of who is a "key employee" will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         Determination of Present Value and Amounts. The following provisions shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of a "determination date":

         (a) The present values of accrued benefits and the amounts of account balances of an Employee as of the "determination date" shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period ending on the "determination date". The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period".

         (b) The accrued benefits and accounts of any individual who has not performed services for an Employer or any Related Company during the one-year period ending on the "determination date" shall not be taken into account.

         Minimum Benefits

         Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code
         Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

         Safe Harbor Plan

         Notwithstanding the foregoing provisions, the top-heavy requirements of Code Section 416 and Article XXII of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Contributions with respect to which the requirements of Code Section 401(m)(11) are met.

         IN WITNESS WHEREOF, NS Group, Inc. has hereunto caused its name to be subscribed on this 17th day of September, 2003.

                                    NS GROUP, INC.

                                    By: /s/ Frank J. LaRosa
                                        -------------------------------------

                                    Title: Vice President of Human
                                           Resources and Information Services

                                SECOND AMENDMENT
                                     TO THE
                   NS GROUP EMPLOYEES RETIREMENT SAVINGS PLAN
                         (September 2, 2003 Restatement)

         WHEREAS, NS Group, Inc. (the "Sponsor") adopted the NS Group Employees Retirement Savings Plan, previously known as the NS Group, Inc. Salaried Employees Retirement Savings Plan (the "Plan"), and most recently revised and restated effective September 2, 2003;

         WHEREAS, the Newport Steel Corporation Hourly Employees Retirement Savings Plan and the Koppel Steel Corporation Hourly Employees Retirement Savings Plan (the "Merged Plans") were merged into the Plan effective September 2, 2003; and

         WHEREAS, the Sponsor desires to amend the Plan and the Merged Plans using the model amendment from IRS Announcement 2001-18 to utilize for calendar year 2002 the required distribution rules from the proposed Treasury Regulations issued under Section 401(a)(9) of the Internal Revenue Code;

         NOW, THEREFORE, the Plan and the Merged Plans are hereby amended by the adoption of the following Model Amendment to the Plan:

                      MODEL AMENDMENT FOR RETIREMENT PLANS
              FOR PROPOSED REGULATIONS UNDER CODE SECTION 401(a)(9)
             (Applicable for Entire Year; From Announcement 2001-18)

With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

         IN WITNESS WHEREOF, NS Group, Inc. has hereunto caused its name to be subscribed on this 17th day of September, 2003.

                                   NS GROUP, INC.

                                   By: /s/ Frank J. LaRosa
                                        ------------------------------------

                                   Title: Vice President of Human
                                          Resources and Information Services

                                 THIRD AMENDMENT
                                     TO THE
                   NS GROUP EMPLOYEES RETIREMENT SAVINGS PLAN
                         (September 2, 2003 Restatement)

         WHEREAS, NS Group, Inc. (the "Sponsor") adopted the NS Group Employees Retirement Savings Plan, previously known as the NS Group, Inc. Salaried Employees Retirement Savings Plan (the "Plan"), and most recently revised and restated effective September 2, 2003;

         WHEREAS, the Newport Steel Corporation Hourly Employees Retirement Savings Plan and the Koppel Steel Corporation Hourly Employees Retirement Savings Plan (the "Merged Plans") were merged into the Plan effective September 2, 2003; and

         WHEREAS, the Sponsor desires to amend the Plan and the Merged Plans using the model amendment from IRS Revenue Procedure 2002-29 for purposes of complying with the applicable changes made by final Treasury Regulations issued under Section 401(a)(9) of the Internal Revenue Code,

         NOW, THEREFORE, the Plan and the Merged Plans are hereby amended by the adoption of the following Addendum to the Plan:

                             ADDENDUM INCORPORATING
                        MINIMUM DISTRIBUTION REQUIREMENTS

                                    SECTION 1
                                  GENERAL RULES

1.1      Effective Date

The provisions of this Addendum will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2      Precedence

The requirements of this Addendum will take precedence over any inconsistent provisions of the Plan.

1.3      Requirements of Treasury Regulations Incorporated

All distributions required under this Addendum will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Internal Revenue Code.

1.4      TEFRA Section 242(b)(2) Elections

Notwithstanding the other provisions of this Addendum, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax

Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                                    SECTION 2
                         TIME AND MANNER OF DISTRIBUTION

2.1      Required Beginning Date

The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

2.2      Death of Participant Before Distributions Begin

If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant's surviving spouse is the Participant's sole "designated beneficiary", then, except as may be provided in Section 6 of this Addendum, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b) If the Participant's surviving spouse is not the Participant's sole "designated beneficiary", then, except as may be provided in Section 6 of this Addendum, distributions to the "designated beneficiary" will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no "designated beneficiary" as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(d) If the Participant's surviving spouse is the Participant's sole "designated beneficiary" and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3      Forms of Distribution

Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first

"distribution calendar year" distributions will be made in accordance with Sections 3 and 4 of this Addendum. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

                                    SECTION 3
                         REQUIRED MINIMUM DISTRIBUTIONS
                          DURING PARTICIPANT'S LIFETIME

3.1      Amount of Required Minimum Distribution For Each Distribution Calendar
         Year

During the Participant's lifetime, the minimum amount that will be distributed for each "distribution calendar year" is the lesser of the following amounts:

(a) The quotient obtained by dividing the Participant's "account balance" by the distribution period in the Uniform Lifetime Table set forth in
         Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the "distribution calendar year"; or

(b) If the Participant's sole "designated beneficiary" for the "distribution calendar year" is the Participant's spouse, the quotient obtained by dividing the Participant's "account balance" by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the "distribution calendar year".

3.2 Lifetime Required Minimum Distributions Continue Through Year of Participant's Death

Required minimum distributions will be determined under this Section 3 beginning with the first "distribution calendar year" and up to and including the "distribution calendar year" that includes the Participant's date of death.

                                    SECTION 4
                         REQUIRED MINIMUM DISTRIBUTIONS
                            AFTER PARTICIPANT'S DEATH

4.1      Death On or After Date Distributions Begin

If the Participant dies on or after the date distributions begin, the following rules shall apply:

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a "designated beneficiary", the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the Participant's "account balance" by the longer of the remaining "life expectancy" of the Participant or the remaining "life expectancy" of the Participant's "designated beneficiary", determined as follows:

         (1) The Participant's remaining "life expectancy" is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

         (2) If the Participant's surviving spouse is the Participant's sole "designated beneficiary", the remaining "life expectancy" of the surviving spouse is calculated for each "distribution calendar year" after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For "distribution calendar years" after the year of the surviving spouse's death, the remaining "life expectancy" of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

         (3) If the Participant's surviving spouse is not the Participant's sole "designated beneficiary", the "designated beneficiary's" remaining "life expectancy" is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no "designated beneficiary" as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the Participant's "account balance" by the Participant's remaining "life expectancy" calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2      Death Before Date Distributions Begin

If the Participant dies before the date distributions begin, the following rules shall apply:

(a) Participant Survived by Designated Beneficiary. Except as may be provided in Section 6 of this Addendum, if the Participant dies before the date distributions begin and there is a "designated beneficiary", the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the Participant's "account balance" by the remaining "life expectancy" of the Participant's "designated beneficiary", determined as provided in Section 4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no "designated beneficiary" as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole "designated beneficiary", and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

                                    SECTION 5
                                   DEFINITIONS

5.1      Designated Beneficiary

The term "designated beneficiary" means the individual who is designated as the Participant's Beneficiary under Article XVII of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

5.2      Distribution Calendar Year

The term "distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first "distribution calendar year" is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first "distribution calendar year" is the calendar year in which distributions are required to begin under Section 2.2. The required minimum distribution for the Participant's first "distribution calendar year" will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other "distribution calendar years", including the required minimum distribution for the "distribution calendar year" in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that "distribution calendar year".

5.3      Life Expectancy

The term "life expectancy" means the life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

5.4      Participant's Account Balance

The term Participant's "account balance" means the Account balance as of the last valuation date in the calendar year immediately preceding the "distribution calendar year" (the "valuation calendar year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the "valuation calendar year" after the Valuation Date and decreased by distributions made in the "valuation calendar year" after the Valuation Date. The Account balance for the "valuation calendar year" includes any amounts rolled over or transferred to the Plan either in the "valuation calendar year" or in the "distribution calendar year" if distributed or transferred in the "valuation calendar year".

                                    SECTION 6
                               ELECTIVE PROVISIONS

6.1      Election to Allow Participants or Beneficiaries to Elect 5-Year Rule

Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the "life expectancy" rule in Sections 2.2 and 4.2 of this Addendum applies to distributions after the death of a Participant who has a "designated beneficiary". The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 of this Addendum, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of this Addendum.

6.2 Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions

A "designated beneficiary" who is receiving payments under the 5-year rule may make a new election to receive payments under the "life expectancy" rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the "life expectancy" rule for all "distribution calendar years" before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

         IN WITNESS WHEREOF, NS Group, Inc. has hereunto caused its name to be subscribed on this 17th day of September, 2003.

                                  NS GROUP, INC.

                                  By: /s/ Frank J. LaRosa
                                      --------------------------------------

                                  Title: Vice President of Human
                                         Resources and Information Services

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